UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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One Group® Mutual Funds

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One Group® Mutual Funds

1111 Polaris Parkway

P.O. Box 710211, Suite B-2

Columbus, Ohio 43271-1235

November 10, 2004

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the separate investment series of One Group Mutual Funds (“One Group”). The Board of Trustees of One Group has called a special meeting of shareholders of One Group scheduled for Thursday, January 20, 2005, at 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m. Eastern Time (“Meeting”).

The purpose of the Meeting is to seek your approval as a shareholder for a number of initiatives that the Trustees of One Group have recently undertaken. These initiatives follow the July 1, 2004 merger of Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (“BOIA”), One Group Dealer Services, Inc., (“Distributor”), and One Group Administrative Services, Inc. (“OGA”) (investment advisor, distributor and administrator, respectively, to One Group), into JPMorgan Chase & Co., the corporate parent of J.P. Morgan Investment Management Inc. (“JPMIM”) (which serves as investment adviser to the JPMorgan mutual funds (“JPMorgan Funds”). JPMorgan Chase Bank is the current administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

Steps to integrate to the greatest extent possible the operations of One Group and the JPMorgan Funds have been actively considered over the course of several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping and duplicative product offerings. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group, and JPMIM and JPMorgan Chase Bank made proposals to the Boards of Trustees* of the JPMorgan Funds in order to seek to achieve these goals. BOIA and JPMIM, however, will continue as separate investment advisory entities after the integration, and will continue to provide investment advisory services to the One Group and the JPMorgan Funds, except that JPMIM will serve as investment adviser to One Group International Equity Index Fund if shareholders approve an advisory agreement with JPMIM.

On August 12, 2004, the Board of Trustees of One Group, and on August 19, 2004, the Boards of Trustees of the JPMorgan Funds, each approved a series of initiatives that are designed to: (1) integrate the operations of the two fund families; (2) streamline the operations and product offerings of the two fund complexes; and (3) take advantage of potential economies of scale that may result. The integration of the two fund families will include, among other things: (1) electing a single board of trustees and appointing common senior officers; (2) adopting a common fee structure; (3) eliminating overlapping or duplicative funds; (4) redomiciling to a single jurisdiction and adopting a single form of declaration of trust; (5) proposing changes to certain fundamental investment restrictions for all of the separate investment series of One Group; (6) engaging a common set of service providers; and (7) conforming redemption fee practices. These initiatives are being implemented in a series of steps, the majority of which are expected to be effective February 19, 2005.

While not all do, a number of the critical steps to implement these initiatives require your approval. We seek your approval for these initiatives through the attached Proxy Statement and, if your fund is also involved in an individual fund merger, we will seek your approval of that merger through a separate Proxy Statement/Prospectus.

It is important that you vote all proxies you receive.

The attached Proxy Statement relates to the following proposals that will be considered at the Meeting:

(1)    To approve amendments to One Group’s Declaration of Trust to (i) remove the limitation on the maximum number of Trustees on the Board of Trustees, and (ii) permit further amendments to One Group’s Declaration of Trust without the vote or consent of shareholders provided that such amendments do not adversely affect the economic value or legal rights of a shareholder;

(2)    To elect thirteen (13) Trustees for One Group, who will assume office on or about February 19, 2005;

*	Each of the JPMorgan Funds is a Massachusetts business trust, except J.P. Morgan Fleming Mutual Fund Group, Inc., which is organized as a Maryland corporation. In each jurisdiction, nomenclature varies. For ease and clarity of presentation with regard to the JPMorgan Funds, shares of common stock or shares of beneficial interest of a JPMorgan Fund are referred to herein as “shares;” holders of shares are referred to as “shareholders;” and the Directors or Trustees of each JPMorgan Fund are referred to as “Trustees.”

(3)    To approve an Agreement and Plan of Reorganization and Redomiciliation (“Redomiciliation Agreement”), pursuant to which One Group and each of its series (each a “Fund” and, collectively, the “Funds”) would be reorganized and redomiciled as separate series of JPMorgan Trust II, a newly-created Delaware statutory trust;

(4)    To approve the amendment or elimination of certain fundamental investment restrictions of the Funds in order to modernize the Funds’ investment restrictions and to increase their investment flexibility;

(5)    To approve the amendment of the investment goals and concentration policy of the One Group Investor Conservative Growth Fund, the One Group Investor Balanced Fund, the One Group Investor Growth & Income Fund and the One Group Investor Growth Fund to allow investment in mutual funds within the same “group of investment companies,” which for these purposes includes the JPMorgan Funds as well as One Group Funds;

(6)    To approve a new Investment Advisory Agreement for the One Group International Equity Index Fund, pursuant to which JPMIM would replace BOIA as investment adviser to that Fund;

(7)    To approve continuation of the Amended and Restated Sub-Investment Advisory Agreements with Banc One High Yield Partners LLC (“BOHYP”) for the One Group High Yield Bond Fund and One Group Income Bond Fund in the event that there is a change in control of BOHYP prior to August 1, 2005; and

(8)    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of Trustees of One Group recommends that you vote “FOR” the proposals.

Certain of the proposals will be voted on by all shareholders of One Group while others will be voted on only by shareholders of the affected Funds. A detailed list of those items on which shareholders of each Fund are being asked to vote can be found starting on page 1 of the Proxy Statement.

If shareholders of One Group approve the Redomiciliation Agreement described in the accompanying materials, all of the assets of each Fund of One Group will be exchanged for a number of shares of a corresponding series (each a “New Fund”) of JPMorgan Trust II, a newly organized Delaware statutory trust, representing the same aggregate net asset value after the close of business on or about February 18, 2005 (“Redomiciliation”). Shares of each class of each New Fund will then be transferred to the shareholders of the corresponding class of each Fund in complete liquidation of each Fund. No sales charges will be imposed as a result of the Redomiciliation. It is anticipated that shareholders will not recognize any gain or loss for federal income tax purposes in connection with the proposed Redomiciliation.

Detailed information about each of the proposals is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on Thursday, January 20, 2005. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call 1-800-762-8449. We will get you the answers that you need promptly.

Sincerely,

/s/ George C.W. Gatch George C.W. Gatch
President
One Group Mutual Funds

One Group® Mutual Funds

Arizona Municipal Bond Fund

Balanced Fund

Bond Fund

Diversified Equity Fund

Diversified International Fund

Diversified Mid Cap Fund

Equity Income Fund

Equity Index Fund

Government Bond Fund

Government Money Market Fund

Health Sciences Fund

High Yield Bond Fund

Income Bond Fund

Institutional Prime Money Market Fund

Intermediate Bond Fund

Intermediate Tax-Free Bond Fund

International Equity Index Fund

Investor Balanced Fund

Investor Conservative Growth Fund

Investor Growth & Income Fund

Investor Growth Fund

Kentucky Municipal Bond Fund

Large Cap Growth Fund

Large Cap Value Fund

Louisiana Municipal Bond Fund

Market Expansion Index Fund

Market Neutral Fund

Michigan Municipal Bond Fund

Michigan Municipal Money Market Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Mortgage-Backed Securities Fund

Municipal Income Fund

Municipal Money Market Fund

Ohio Municipal Bond Fund

Ohio Municipal Money Market Fund

Prime Money Market Fund

Real Estate Fund

Short-Term Bond Fund

Short-Term Municipal Bond Fund

Small Cap Growth Fund

Small Cap Value Fund

Strategic Small Cap Value Fund

Tax-Free Bond Fund

Technology Fund

Treasury & Agency Fund

Treasury Only Money Market Fund

U.S. Government Securities Money Market Fund

U.S. Treasury Securities Money Market Fund

Ultra Short-Term Bond Fund

West Virginia Municipal Bond Fund

1111 Polaris Parkway

P.O. Box 710211, Suite B-2

Columbus, Ohio 43271-1235

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 20, 2005

To the Shareholders:

NOTICE IS HEREBY GIVEN that One Group Mutual Funds (“One Group”), on behalf of each of its series named above (each a “Fund” and, collectively, the “Funds”), will hold a special meeting of shareholders at 522 Fifth Avenue, New York, New York 10036, on Thursday, January 20, 2005 at 9:00 a.m. Eastern Time (“Meeting”), for the following purposes:

(1)    To approve amendments to One Group’s Declaration of Trust to (i) remove the limitation on the maximum number of Trustees on the Board of Trustees, and (ii) permit further amendments to One Group’s Declaration of Trust without the vote or consent of shareholders provided that such amendments do not adversely affect the economic value or legal rights of a shareholder;

(2)    To elect thirteen (13) Trustees for One Group, who will assume office on or about February 19, 2005;

(3)    To approve an Agreement and Plan of Reorganization and Redomiciliation (“Redomiciliation Agreement”), pursuant to which One Group and each of its Funds would be reorganized and redomiciled as separate series of JPMorgan Trust II, a newly-created Delaware statutory trust;

(4)    To approve the amendment or elimination of certain fundamental investment restrictions of the Funds in order to modernize the Funds’ investment restrictions and to increase their investment flexibility;

(5)    To approve the amendment of the investment goals and concentration policy of the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund and the Investor Growth Fund to allow investment in mutual funds within the same “group of investment companies,” which for these purposes includes the JPMorgan Funds as well as One Group Funds;

(6)    To approve a new Investment Advisory Agreement for the International Equity Index Fund, pursuant to which J.P. Morgan Investment Management Inc. would replace Banc One Investment Advisors Corporation as investment adviser to that Fund;

(7)    To approve continuation of the Amended and Restated Sub-Investment Advisory Agreements with Banc One High Yield Partners LLC (“BOHYP”) for the High Yield Bond Fund and Income Bond Fund in the event that there is a change in control of BOHYP prior to August 1, 2005; and

(8)    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund listed above at the close of business on October 27, 2004 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

/s/ George C.W. Gatch
George C.W. Gatch
President

November 10, 2004

One Group® Mutual Funds

Arizona Municipal Bond Fund

Balanced Fund

Bond Fund

Diversified Equity Fund

Diversified International Fund

Diversified Mid Cap Fund

Equity Income Fund

Equity Index Fund

Government Bond Fund

Government Money Market Fund

Health Sciences Fund

High Yield Bond Fund

Income Bond Fund

Institutional Prime Money Market Fund

Intermediate Bond Fund

Intermediate Tax-Free Bond Fund

International Equity Index Fund

Investor Balanced Fund

Investor Conservative Growth Fund

Investor Growth & Income Fund

Investor Growth Fund

Kentucky Municipal Bond Fund

Large Cap Growth Fund

Large Cap Value Fund

Louisiana Municipal Bond Fund

Market Expansion Index Fund

Market Neutral Fund

Michigan Municipal Bond Fund

Michigan Municipal Money Market Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Mortgage-Backed Securities Fund

Municipal Income Fund

Municipal Money Market Fund

Ohio Municipal Bond Fund

Ohio Municipal Money Market Fund

Prime Money Market Fund

Real Estate Fund

Short-Term Bond Fund

Short-Term Municipal Bond Fund

Small Cap Growth Fund

Small Cap Value Fund

Strategic Small Cap Value Fund

Tax-Free Bond Fund

Technology Fund

Treasury & Agency Fund

Treasury Only Money Market Fund

U.S. Government Securities Money Market Fund

U.S. Treasury Securities Money Market Fund

Ultra Short-Term Bond Fund

West Virginia Municipal Bond Fund

1111 Polaris Parkway

P.O. Box 710211, Suite B-2

Columbus, Ohio 43271-1235

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 20, 2005

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (“BOARD”) OF ONE GROUP MUTUAL FUNDS (“ONE GROUP”), on behalf of each of its series named above (each a “Fund” and, collectively, the “Funds”), to be voted at a Special Meeting of Shareholders to be held on Thursday, January 20, 2005, at 522 Fifth Avenue, New York, New York 10036, at 9:00 a.m. Eastern time, for the purposes set forth below and described in greater detail in this Proxy Statement. (The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the “Meeting.”) This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Funds on or about November 10, 2004.

The following Proposals will be considered and acted upon at the Meeting:

Proposal	Fund(s) Affected	Page
(1) To approve amendments to One Group’s Declaration of Trust to (i) remove the limitation on the maximum number of Trustees on the Board of Trustees, and (ii) permit further amendments to One Group’s Declaration of Trust without the vote or consent of shareholders provided that such amendments do not adversely affect the economic value or legal rights of a shareholder.	All Funds	3

(2) To elect thirteen (13) Trustees for One Group, who will assume office on or about February 19, 2005.	All Funds	5

(3) To approve an Agreement and Plan of Reorganization and Redomiciliation, a form of which is set forth in Exhibit A, providing for the acquisition of all of the assets of each Fund by a corresponding series of JPMorgan Trust II, a newly-created Delaware statutory trust (each a “New Fund”), in exchange for shares of the New Fund, the assumption of all liabilities of each Fund by the corresponding New Fund, and the subsequent liquidation of each Fund (the “Redomiciliation”).	All Funds	14
(4) To approve the amendment or elimination of certain of the Funds’ fundamental investment restrictions regarding:		18

(4)(A) Borrowing Money	All Funds

(4)(B) Investments in Commodities and Commodity Contracts	All Funds

(4)(C) Investments for Purpose of Control	All Funds

(5) To approve the amendment of the investment goals and concentration policy of the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund and the Investor Growth Fund (the “Investor Funds”) to allow investment in mutual funds within the same “group of investment companies,” which will include the JPMorgan Funds as well as One Group Funds:		21

(5)(A) Investment Goals	Each of the Investor Funds

(5)(B) Concentration Policy	Each of the Investor Funds

(6)    To approve a new Investment Advisory Agreement for the International Equity Index Fund, pursuant to which J.P. Morgan Investment Management Inc. (“JPMIM”) would replace Banc One Investment Advisors Corporation (“BOIA”) as investment adviser to that Fund;

	International Equity Index Fund

Proposal	Fund(s) Affected	Page
(7) To approve continuation of the Amended and Restated Sub-Investment Advisory Agreements with Banc One High Yield Partners LLC (“BOHYP”) for the High Yield Bond Fund and Income Bond Fund in the event of a change in control of BOHYP prior to August 1, 2005; and		26

(7)(A) High Yield Bond Fund	High Yield Bond Fund

(7)(B) Income Bond Fund	Income Bond Fund

(8) To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	All Funds	30

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of any Fund at the close of business on October 27, 2004 (“Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of each of the applicable proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to One Group a subsequently dated Proxy Card, (2) deliver to One Group a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the total outstanding shares of One Group shall constitute a quorum at the Meeting for purposes of Proposals 1, 2 and 3. The presence in person or by proxy of the holders of record of a majority of the total outstanding shares of the affected Funds shall constitute a quorum at the Meeting for purposes of Proposals 4, 5, 6 and 7.

In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. Please refer to the section in this proxy statement entitled “Adjournments” for additional details.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

The most recent annual report of One Group, including financial statements, for the fiscal year ended June 30, 2004 have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any subsequent shareholder report, please contact One Group by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-762-8449. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1

Applicable Funds: All Funds

ADOPTION OF AMENDMENTS TO THE DECLARATION OF TRUST

What are the shareholders being asked to approve in Proposal 1?

Shareholders are being asked to approve two changes to One Group’s Declaration of Trust. The first change is the removal of the limitation on the maximum number of Trustees. Currently, the Declaration of Trust requires that One Group have at least three Trustees, but no more than 10, with the exact number to be determined by the Board from time to time.

The Board is currently composed of seven Trustees. Many investment management companies comparable in size to One Group have a greater number of board members than One Group currently has and have more flexibility in the number of board members that they may appoint to the Board. The Trustees believe that the removal of the limitation on the maximum number of Trustees will give One Group greater access to more diverse and experienced people who can contribute to the future work of One Group.

The second change which shareholders are being asked to approve would clarify the right of the Board to amend the Declaration of Trust, without the vote or consent of shareholders, in any manner, provided that such amendment would not adversely affect the economic value or legal rights of any shareholder. The change would also clarify the right of the Board to conform the Declaration of Trust to the requirements of any applicable state or federal laws or regulations or the requirements of the regulated investment company provisions of the Tax Code (as defined below) if the Trustees deem it advisable. Currently, the Board may only amend the Declaration of Trust without a shareholder vote to cure any error or ambiguity, change the name of One Group, or, if the Trustees deem it necessary, conform the Declaration of Trust to the requirements of any applicable state or federal laws or regulations or the requirements of the regulated investment company provisions of the Tax Code (as defined below). Any other amendment requires the approval of a majority of the outstanding shares prior to amending the Declaration of Trust.

This change would provide greater latitude to the Board in adopting amendments to the Declaration of Trust and would eliminate, in most cases, the time, expense, and burden to shareholders that would be caused by the solicitation of proxies to amend the Declaration of Trust, often with respect to administrative or procedural matters. Although this change would have no effect on, and leave entirely intact, the right of shareholders to amend the Declaration of Trust, it would limit the circumstances in which a shareholder vote would be required to amend the Declaration of Trust.

What do the proposed amendments to the Declaration of Trust specifically provide?

The complete text of the proposed amendments is reproduced here for your review. Underlined text represents text that would be inserted if Proposal 1 is approved, and bracketed text with a strikethrough represents text that would be deleted.

Section 6.2.  Number and Term of Office. The number of Trustees shall be determined from time to time by the Trustees themselves, but shall not be less than three, [~~nor more than ten,~~] subject to any applicable requirements of law. Each Trustee shall hold such position for such term as may be provided in the Code of Regulations of the Trust, as amended from time to time (the “Regulations”), and until his successor is elected and qualifies. A Trustee shall qualify by accepting in writing his election or appointment and agreeing to be bound by the provisions of this Declaration of Trust. Except as otherwise provided herein in the case of vacancies, Trustees (other than the Initial Trustees provided in Section 6.3) shall be elected by the Shareholders, who shall vote in the aggregate and not by series or class and at such time or times as the Trustees shall determine that such election is required under Section 16(a) of the Act or is otherwise advisable. Notwithstanding the foregoing, (a) any Trustee may resign as a Trustee by written instrument signed by him and delivered to the other Trustees at the principal business office of the Trust (without need for prior or subsequent accounting), which resignation shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed at any time with or without cause by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) the term of a Trustee shall terminate at his death, resignation, bankruptcy, removal, or adjudicated incompetency.

Section 10.8.  Amendment Procedure.

(A)    This Declaration of Trust may be amended by the affirmative vote of the holders of not less than a majority of the outstanding Shares of each series affected thereby (as the Trustees shall determine) or by any larger vote as may be required by any provisions of applicable law.

(B)    Notwithstanding any other provisions hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration of Trust may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees.

(C)    The Trustees may also amend this Declaration without the vote of Shareholders [~~to cure any error or ambiguity or~~] to change the name of the Trust, to amend, alter, modify or repeal any provision of this Declaration with respect to any item provided that such amendment, alteration, modification or repeal does not adversely affect the economic value or legal rights of any Shareholder, or, if they deem it necessary or advisable, to conform this Declaration of Trust to the requirements of applicable state or federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing to do so.

Shareholder Approval: Approval of Proposal 1 will require the affirmative “vote of a majority of the outstanding voting securities” of One Group, as that term is defined in the 1940 Act, with all series and classes voting together. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” APPROVAL OF

THE PROPOSED AMENDMENTS TO ONE GROUP’S DECLARATION OF TRUST

PROPOSAL 2

Applicable Funds: All Funds

ELECTION OF THE TRUSTEES

What are shareholders being asked to approve in Proposal 2?

The purpose of this proposal is to elect the Board of Trustees for One Group, who will assume office on or about February 19, 2005. It is intended that the enclosed Proxy Card will be voted for the election as Trustees of One Group the thirteen nominees listed below (each a “Nominee” and, collectively, the “Nominees”).

Each of the thirteen Nominees stands for election. Five are incumbent Trustees of One Group and One Group Investment Trust. All Nominees whose names are preceded by an asterisk (*) are currently Trustees of One Group, and each such incumbent Trustee has served in that capacity since originally elected or appointed. The remaining eight are currently Trustees1 of various mutual funds advised by JPMIM (“JPMorgan Funds”). The nomination of these thirteen Nominees is one of a series of initiatives that are designed to, among other things, integrate One Group and the JPMorgan Funds following the July 1, 2004 merger of Bank One Corporation, the former corporate parent of BOIA, into JPMorgan Chase & Co., the corporate parent of JPMIM, that created the second largest banking company in the United States based on total assets with approximately $1.1 trillion in assets as of September 30, 2004. While BOIA and JPMIM will continue as separate investment advisory entities after the integration, and will continue to provide the same investment advisory services currently provided to One Group and the JPMorgan Funds except as provided below, respectively, they have been actively considering steps to integrate the operations of the two fund families to the greatest extent possible in order to take advantage of potential operational and administrative efficiencies that are expected to be achieved by such integration. One such efficiency would be the election of a single Board for all of the funds, consisting of certain current Trustees of the JPMorgan Funds as well as certain current Trustees of One Group.

Who are the Nominees to the Board?

Information about the Nominees, including their addresses, year of birth and principal occupations during the past five years, and other current directorships, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders.

Each of the non-incumbent Nominees was recommended for nomination by the Board. A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of One Group or the JPMorgan Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Nominee” or “Independent Trustee” as the case may be ). For purposes of this Proxy Statement, “Fund Complex” means One Group, One Group Investment Trust and the JPMorgan Funds.

Name, Address, and Year of Birth	Position(s) with One Group, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3],4	Other Directorships Held by Nominee
Independent Nominees

William J. Armstrong (1941)[2]	N/A	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	70	Trustee, the JPMorgan Funds complex (70 portfolios) (1987-present).

Name, Address, and Year of Birth	Position(s) with One Group, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3],4	Other Directorships Held by Nominee
Roland E. Eppley, Jr. (1932)[2]	N/A	Retired.	70	Trustee, the JPMorgan Funds complex (70 portfolios) (1989-present); Director Janel Hydro, Inc. (automotive) (1993-present).

* John F. Finn (1947)[1]	Trustee, indefinite, since 1998	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1975-present).	60	Director, Cardinal Health, Inc. (1994-present).

Dr. Matthew Goldstein (1941)[2]	N/A	Chancellor of the City University of New York, (1999-present); President, Adelphi University (New York) (1998-1999).	70	Trustee, the JPMorgan Funds complex
(70 portfolios)
(2003-present); Trustee of Bronx-Lebanon Hospital Center
				(1992-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945)[2]	N/A	Retired. Director of Administration of the State of Rhode Island (2003-2004); President—Consumer Banking and Investment Services Fleet Boston Financial (1971-2002).	70	Trustee, the JPMorgan Funds complex (69 portfolios) (2002-present); Director of Providian Financial, Corp. (banking) (2002-present).

* Peter C. Marshall (1942)[1]	Trustee (Chairman), indefinite, since 1985	Self-employed as business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (publisher) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	60	None.

Name, Address, and Year of Birth	Position(s) with One Group, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3],4	Other Directorships Held by Nominee
* Marilyn McCoy (1948)[1]	Trustee, indefinite, since 1999	Vice President of Administration and Planning, Northwestern University (1985-present).	60	Trustee, Carleton College (2003-present); Trustee, Mather LifeWays (1994-present).

William G. Morton, Jr. (1937)[2]	N/A	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	70	Trustee, the JPMorgan Funds complex
(70 portfolios)
(2003-present); Director of Radio Shack Corporation (electronics)
(1987-present); Director of The Griswold Company (securities brokerage) (2002-2004); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Berklee College of Music
(1998-present); Trustee of the Stratton Mountain School
				(2001-present).

* Robert A. Oden, Jr. (1946)[1]	Trustee, indefinite, since 1997	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	60	Trustee, American University in Cairo.

Fergus Reid, III (1932)[2]	N/A	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and CEO of Lumelite Corporation (1985-2002).	70	Trustee, the JPMorgan Funds complex (70 portfolios) (1987-present); Trustee of 209 Morgan Stanley portfolios (1995-present).

* Frederick W. Ruebeck (1939)[1]	Trustee, indefinite, since 1990	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); Endowment Fund Manager, Wabash College (2004-present); self-employed as a consultant (2000); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	60	Director, AMS Group (financial services)
(2001-present); Trustee, Wabash College
(1988-present); Trustee, Seabury-Western Theological Seminary
(1993-present); Trustee, Indianapolis Symphony Foundation
				(1994-present).

Name, Address, and Year of Birth	Position(s) with One Group, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee[3,4]	Other Directorships Held by Nominee
James J. Schonbachler (1943)[2]	N/A	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	70	Trustee, the JPMorgan Funds complex (70 portfolios) (2001-present).

Interested Nominee

Leonard M. Spalding, Jr.+ (1935)[2]	N/A	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	70	Trustee, the JPMorgan Funds complex (70 portfolios) (1998-present).

[1]	The address for this Nominee is 1111 Polaris Parkway, Suite B-2, Columbus, OH 43240.
[2]	The address for this Nominee is 522 Fifth Avenue, New York, NY 10036.
[3]	JPMorgan Trust II consists of 51 “shell” series as of the date of this Proxy Statement. JPMorgan Trust II was formed solely for the purposes of completing the Redomiciliation of the Funds into JPMorgan Trust II, a Delaware statutory trust, as described in Proposal 3. As a result, the series of JPMorgan Trust II have not been included in the totals in this column. The Nominees who are incumbent Trustees are also being nominated for election by JPMorgan Funds shareholders as trustees of the JPMorgan Funds which currently has 70 portfolios, which they would oversee if elected, assuming none of the proposed individual Fund mergers of the JPMorgan Funds and the One Group Funds are approved by affected shareholders.
[4]	“Fund Complex” comprises the 70 portfolios of the JPMorgan Funds, 51 Funds of One Group, and nine portfolios of One Group Investment Trust that were registered as of June 30, 2004. If a new Board is elected, it will oversee all Funds in the Fund Complex.
+	Mr. Spalding is deemed to be an “interested person” of One Group due to his ownership of JPMorgan Chase stock.

Executive Officers

Officers of One Group are appointed by the Board to oversee the day-to-day activities of each series of One Group. Information about the executive officers of One Group, including their principal occupations during the past five years, is set forth in Exhibit C. Each of these officers is also an officer and/or employee of BOIA, JPMIM or its affiliates, or of BISYS Fund Services Inc.

Share Ownership

As of the Record Date, each of the Nominees and executive officers of One Group beneficially owned individually and, collectively as a group, less than 1% of the outstanding shares of each class of each Fund of One Group, respectively.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and Trustee of the series of One Group solicited by this Proxy Statement and of all funds in the family of investment companies as of September 30, 2004. The information as to beneficial ownership is based on statements furnished by each Nominee and Trustee.

Trustees/Nominees	Dollar Range of Equity Securities in the Funds Listed Below*		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies*
Independent Nominees

William J. Armstrong		None	None

Roland E. Eppley, Jr.		None	None

John F. Finn	Small Cap Growth Fund Small Cap Value Fund Large Cap Value Fund Diversified Mid Cap Fund Market Neutral Fund Health Sciences Fund High Yield Bond Fund	over $100,000 over $100,000 $50,001 – $100,000 over $100,000 over $100,000 $50,001 – $100,000 $50,001 – $100,000	over $100,000

Dr. Matthew Goldstein		None	None

Robert J. Higgins		None	None

Peter C. Marshall	Investor Growth Fund	over $100,000	over $100,000

Marilyn McCoy	Small Cap Growth Fund Small Cap Value Fund Mid Cap Growth Fund Mid Cap Value Fund Mortgage-Backed Secs. Fund High Yield Bond Fund	over $100,000 $50,001 – $100,000 over $100,000 $50,001 – $100,000 $50,001 – $100,000 $50,001 – $100,000	over $100,000

William G. Morton, Jr.		None	None

Robert A. Oden, Jr.	Large Cap Growth Fund Equity Index Fund Bond Fund	$10,001 – $50,000 $10,001 – $50,000 $50,001 – $100,000	over $100,000

Julius L. Pallone	Mid Cap Value Fund
Mid Cap Growth Fund
Diversified Mid Cap Fund
Large Cap Value Fund
Large Cap Growth Fund
Municipal Money Market Fund
Small Cap Growth Fund
Small Cap Value Fund
Health Sciences Fund
Technology Fund
International Equity Index Fund
	Diversified International Fund	$50,001 – $100,000 over $100,000 $10,001 – $50,000 $50,001 – $100,000 $50,001 – $100,000 $1 – 10,000 $50,001 – $100,000 $50,001 – $100,000 $50,001 – $100,000 $50,001 – $100,000 $1 – $10,000 $10,001 – $50,000	over $100,000*

Fergus Reid, III		None	None

Frederick W. Ruebeck		None	None

James J. Schonbachler		None	None

Donald L. Tuttle	Small Cap Value Fund Diversified Mid Cap Fund Diversified International Fund	$1 – $10,000 $10,001 – $50,000 $10,001 – $50,000	$50,001 – $100,000
Interested Nominee

Leonard M. Spalding, Jr.		None	None

*	Securities valued as of September 30, 2004.

It is expected that the Board will meet at least quarterly at regularly scheduled meetings. During the fiscal year ended June 30, 2004, the Board met 14 times. Messrs. Marshall, Ruebeck, Pallone and Tuttle each attended all of the meetings. Ms. McCoy and Messrs. Finn and Oden each attended 13 meetings. One Group is not required to hold annual meetings and, therefore, the Board does not have a policy with regard to Trustees’ attendance at such meetings.

If elected, each Nominee will serve an indefinite term, except that, subject to shareholder approval of the Redomiciliation Agreement, each Nominee will be subject to a retirement age of 73 (other than Messrs. Reld and Eppley who will be subject to a retirement age of 75).

Legal Proceedings Relating to BOIA, Certain of its Affiliates and Certain of the Nominees

Legal Proceedings On September 3, 2003, the New York Attorney General (“NYAG”) simultaneously filed and settled a complaint (the “Canary Complaint”) against Canary Capital Partners, LLC, et al. (collectively, “Canary”). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with certain One Group Funds. Specifically, the NYAG alleged that Canary engaged in certain activities that it characterized as “market timing” and also “late trading.”

On June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (the “SEC”) and the NYAG in resolution of investigations conducted by the SEC and the NYAG into market timing of certain Funds, possible late trading of certain Funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (“SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the settlement agreement, BOIA or its affiliates agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Board of Trustees and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (“Advisers Act”) and the 1940 Act, (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements. The governance changes noted above include requirements (i) that the Chairman of the Board not have had any prior Impermissible Relationships (as that term is defined in the settlement agreement with the NYAG) with BOIA, (ii) that at least 75% of the Trustees be independent of BOIA, and not have been directors, officers, or employees of BOIA within the last 10 years, and (iii) that One Group appoint a senior officer (which may be the Chief Compliance Officer) that reports directly to the Board and has no Impermissible Relationships with BOIA.

Under the terms of the SEC Order and the settlement agreement, the $50 million payment by BOIA will be used to fund a pool established for distribution to affected shareholders of certain Funds. This pool will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant in consultation with BOIA and acceptable to the Board’s independent trustees and the staff of the SEC. The distribution plan will provide for investors to receive, in order of priority, (i) their proportionate share of losses from market-timing, and (ii) a proportionate share of advisory fees paid by the Funds that suffered such losses during the period of such market-timing. It is currently expected that such amounts will be paid in 2005. More specific information on the distribution plan will be communicated at a later date in an appropriate manner.

Mark A. Beeson, the former president and chief executive officer of One Group and a former senior managing director of BOIA, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

The agreement with the SEC is reflected in the SEC Order, which states, among other things, that BOIA and Mr. Beeson violated and/or aided and abetted and caused violations of certain antifraud provisions of the Advisers Act and the 1940 Act by, among other things, (i) allowing excessive short-term trading in certain of the Funds that was inconsistent with the terms of the Funds’ prospectuses and that was potentially harmful to the Funds, (ii) failing to disclose to the Board or to shareholders, among other things, the conflict of interest created by market-timing arrangements, (iii) failing to charge redemption fees for redemptions by certain shareholders as required by the applicable prospectuses when other shareholders were charged the redemption fees, (iv) having no written procedures in place to prevent the nonpublic disclosure of Fund portfolio holdings and improperly providing confidential portfolio holdings to certain persons when others were not provided with or otherwise privy to the same information, and (v) causing Funds, without the knowledge of the Board, to participate in joint transactions raising a conflict of interest in violation of the 1940 Act. The settlement agreement with the NYAG contains statements consistent with those described in the preceding sentence regarding the SEC Order, BOIA and Mr. Beeson neither admit nor deny the findings set forth in the SEC Order, and BOIA neither admits nor denies the findings in its settlement agreement with the NYAG.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the One Group Dealer Services, Inc. (the Funds’ distributor), One Group Services Company (the Funds’ former distributor), Bank One High Yield Partners, LLC (the sub-adviser to One Group High Yield Bond Fund and One Group Income Bond Fund), certain officers of One Group and BOIA, the current Trustees, five of whom are Nominees, and a former Trustee. The putative class action lawsuit also names One Group as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the Fund’s investment advisers and distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys’ fees.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses or otherwise adversely affect the Funds.

The foregoing speaks only as of the date of this Proxy Statement. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Compensation

Each current Trustee of One Group is currently paid for serving as a Trustee of One Group and One Group Investment Trust an annual retainer of $82,000, quarterly meeting fees of $10,000, special meeting fees of $6,000 for the first day and $4,000 for each day thereafter, $1,500 for telephonic meetings, and Committee fees in accordance with the following schedule:

Committee Description	Annual Retainer	In-Person Compensation Rate	Telephonic Compensation Rate	Additional Annual Compensation for Committee Chairman*
Audit Committee	$4,000	$1,000	$500	$4,000
Insurance Committee	$6,000	n/a	n/a	$2,000	**
Governance Committee	$6,000	n/a	n/a	$2,000
Special Review Committee	n/a	$1,500	$750	n/a
Nominations Committee	n/a	n/a	n/a	n/a

*	if the Committee Chairman is the Chairman of the Board this fee is waived.
**	if the Committee Chairman is the sole member of the Committee, this fee is waived.

Each Trustee is also reimbursed for expenses incurred in connection with service as Chairman of the Board, Committee Chairman, and/or Trustee. For his services as Chairman of the Board of One Group, Mr. Marshall is paid an additional $41,000.

Each current Trustee of the JPMorgan Funds is currently paid an annual fee of $120,000 for serving as a Trustee of the JPMorgan Funds. Each is reimbursed for expenses incurred in connection with service as Chairman of the Board, Committee Chairman and/or a Trustee. For his services as Chairman of the Board of the

JPMorgan Funds, Mr. Reid is paid an additional $130,000. For their services as Committee Chairmen, each of Messrs. Armstrong, Healey and Spalding is currently paid an additional $40,000.

The Compensation Table below sets forth the total compensation paid to the current Trustees from the Fund Complex. In the case of the current One Group Trustees, the compensation has been paid by One Group for the fiscal year ended June 30, 2004. In the case of the same Trustees, the compensation has been paid by One Group Investment Trust for the fiscal year ended December 31, 2003. In the case of the current JPMorgan Funds Trustees, the compensation has been paid by the JPMorgan Funds for the twelve-month period ended December 31, 2003.

Name of Person, Position	Aggregate Compensation From One Group[1], 2	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex[3]
William J. Armstrong, Trustee*	N/A	N/A	N/A	$140,000
Ronald E. Eppley, Jr., Trustee*	N/A	N/A	N/A	120,000
John F. Finn, Trustee	$114,727[4]	N/A	N/A	116,082
Dr. Matthew Goldstein, Trustee*	N/A	N/A	N/A	90,000
Robert J. Higgins, Trustee*	N/A	N/A	N/A	120,000
Peter C. Marshall, Trustee	147,605	N/A	N/A	149,245
Marilyn McCoy, Trustee	112,014[4]	N/A	N/A	113,353
William G. Morton, Jr., Trustee*	N/A	N/A	N/A	90,000
Robert A. Oden, Jr., Trustee	114,727[5]	N/A	N/A	116,082
Julius L. Pallone, Trustee[6]	127,305[4]	N/A	N/A	128,705
Fergus Reid, III, Trustee*	N/A	N/A	N/A	250,000
Frederick W. Ruebeck, Trustee	127,798	N/A	N/A	129,198
James J. Schonbachler, Trustee*	N/A	N/A	N/A	120,000
Leonard M. Spalding, Jr., Trustee*	N/A	N/A	N/A	126,667
Donald L. Tuttle, Trustee[6]	114,727	N/A	N/A	116,082

*	Trustee of the JPMorgan Funds.
[1]	Figures are for One Group’s fiscal year ended June 30, 2004. As compensation, each Trustee received one fee for services to both One Group Investment Trust and One Group Mutual Funds (collectively, the “OG Trusts”). The fee was allocated to each OG Trust on the basis of relative net assets. The amount reflected relates only to the fees allocated to the One Group Mutual Funds.
[2]	Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees of the OG Trusts (the “deferred compensation plan”) adopted at the February 13, 2002 Board meeting, the Trustees may defer all or a part of their compensation payable by One Group. Under the deferred compensation plan, the Trustees may specify Class I Shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee’s deferred compensation account. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the deferred compensation plan (e.g., death of a Trustee).
[3]	“Fund Complex” comprises the 51 Funds of One Group, the nine portfolios of One Group Investment Trust and the 70 portfolios of the JPMorgan Funds that were registered as of June 30, 2004. Compensation from the One Group Funds in the “Fund Complex” is for the fiscal year ended June 30, 2004; compensation from the JPMorgan Funds and the One Group Investment Trust in the “Fund Complex” is for the twelve-month period ended December 31, 2003.
[4]	All amounts were deferred compensation.
[5]	Includes $31,250 of deferred compensation.
[6]	JPMorgan Chase will compensate current Trustees of the OG Trusts and JPMorgan Fund that do not stand for election to the new single Board at an annual rate of $122,000 for a number of years following February 19, 2005 equal to the shorter of (i) the period they otherwise would have served as Trustee until reaching mandatory retirement or (ii) three years.

Standing Committees

There are currently five standing committees of the Board, each of which is composed solely of Trustees who are not “interested persons” of One Group. The Board does not have a compensation committee.

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, is currently comprised of all seven members of the Board. The purposes of the Audit Committee are: (a) to oversee One Group’s accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of One Group’s financial statements and the independent auditor therefor; (c) to act as a liaison between One Group’s independent auditors and the Board; and (d) to act as a qualified legal compliance committee. The Audit Committee met four times during the most recent fiscal year. The Board has determined that Peter C. Marshall and Donald L. Tuttle are “Audit Committee Financial Experts” as that term is defined in pertinent regulations of the Securities Exchange Commission (“SEC”).

The Nominations Committee selects and nominates candidates, including independent trustees and trustees who are interested persons, as additions to the Board or to fill vacancies. Peter C. Marshall and Frederick W. Ruebeck currently are members of the Nominations Committee. The Nominations Committee did not meet during the most recent fiscal year. The Nominations Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of One Group Mutual Funds. The Nominations Committee has a charter, a current copy of which is attached as Exhibit I to this Proxy Statement.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominations Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Nominations Committee may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Trustees; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders and any other source the Nominations Committee deems to be appropriate. The Nominations Committee will review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Nominations Committee.

The Special Proxy Voting Committee considers and determines how to vote on behalf of One Group with respect to specific votes referred to it by BOIA. Votes referred to the Special Proxy Voting Committee are limited to those identified by BOIA as both (i) involving a material conflict of interest of the investment adviser, and (ii) impractical and inappropriate to resolve by following the voting recommendation, if any, of an independent firm. Peter C. Marshall, John F. Finn, and Frederick W. Ruebeck are currently members of the Special Proxy Voting Committee. The Special Proxy Voting Committee did not meet during the last fiscal year. New procedures for proxy voting were adopted at the meeting of the Board of Trustees held on August 12, 2004. The new procedures do not require the Special Proxy Voting Committee and, therefore, it was decommissioned on August 12, 2004.

The Special Review Committee assists the Board in overseeing internal reviews, regulatory inquiries and litigation relating to issues raised in the Canary Complaint which alleged, among other things, that Canary had engaged in improper trading practices with certain Funds. For more information on legal proceedings involving One Group and BOIA, please see the section entitled “Legal Proceedings Relating to BOIA, certain of its Affiliates and Certain of the Nominees” above. The members of the Special Review Committee are Peter C. Marshall, Julius L. Pallone and Frederick W. Ruebeck. The Special Review Committee met twenty-six times during the last fiscal year.

The Insurance Committee is responsible for the review of all matters pertaining to One Groups’ directors’ and officers’ errors and omissions insurance. Julius L. Pallone is the chairperson and sole member of the Insurance Committee. The Committee was established June 24, 2004 and did not meet during the past fiscal year.

The Governance Committee reviews all matters pertaining to the structure or operation of the Board of Trustees and its committees. The Governance Committee is responsible for, among other things, evaluating the functioning of the Board and its committees, reviewing shareholder correspondence to the Board, and consulting with independent counsel for the Independent Trustees as to regulatory developments affecting governance issues. The members of the Governance Committee are Marilyn McCoy, Julius L. Pallone, and John Finn. The Governance Committee was formed on June 24, 2004 and did not meet during the last fiscal year. The Governance Committee has also has a Charter which is attached as Exhibit J to the Proxy Statement.

Shareholder Approval: Proposal 2, the election of the Nominees, whose term of office will commence on or about February 19, 2005, must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. The votes of each Fund will be counted together with respect to the election of the Nominees.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS

OF THE FUNDS VOTE “FOR” THE ELECTION OF EACH OF THE

NOMINEES TO THE BOARD OF TRUSTEES

PROPOSAL 3

Applicable Funds: All Funds

APPROVAL OF AN AGREEMENT AND PLAN OF

REORGANIZATION AND REDOMICILIATION

At a meeting of the Board held on August 12, 2004, the Board approved on behalf of One Group and the Funds an Agreement and Plan of Reorganization and Redomiciliation (“Redomiciliation Agreement”) substantially in the form attached to this Proxy Statement as Exhibit A. One Group shareholders are now being asked to approve the Redomiciliation Agreement. If shareholders of One Group approve the proposal, the Trustees and officers of One Group will implement the Redomiciliation Agreement on behalf of One Group and all of the Funds. If approved, it is expected that the Redomiciliation will take effect after the close of business on or about February 18, 2005 (“Closing Date”), although that date may be adjusted in accordance with the Redomiciliation Agreement.

What are shareholders being asked to approve in Proposal 3?

Shareholders of One Group are being asked to consider the proposed Redomiciliation Agreement, which contemplates:

•	the transfer of all of the assets of each Fund to the corresponding New Fund in exchange for shares of the New Fund having an aggregate net asset value equal to the value of the assets and liabilities of the Fund and the assumption by the New Fund of all of the liabilities of the Fund;

•	the distribution to each shareholder of each class of each Fund of the same number of shares of the corresponding class of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Fund held by that shareholder on the Closing Date; and

•	the subsequent complete liquidation of One Group and each Fund.

For a more detailed discussion of the terms of the Redomiciliation Agreement, please refer to “Summary of the Redomiciliation Agreement” below.

Why is the Board recommending approval of the Redomiciliation Agreement?

As noted earlier, BOIA and JPMIM have been actively considering steps to integrate the operations of the two fund families to the greatest extent possible in order to take advantage of potential operational and administrative efficiencies that are expected to be achieved by such integration. On August 12, 2004, the Board of One Group, and on August 19, 2004, the Boards of Trustees of the JPMorgan Funds each approved a series of initiatives that are designed to: (1) integrate the operations of the two fund families; (2) streamline the operations and product offerings of the two fund complexes; and (3) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things: (1) electing a single board of trustees and appointing common senior officers; (2) adopting a common fee structure; (3) eliminating overlapping or duplicative funds; (4) redomiciling to a single jurisdiction and adopting a single form of declaration of trust; (5) proposing certain changes to fundamental investment policies of all the One Group Funds and some of the JPMorgan Funds; (6) engaging a common set of service providers; and (7) conforming redemption fee practices. These initiatives are being implemented in a series of steps, the majority of which are expected to be completed effective February 19, 2005.

The primary purposes of the proposed Redomiciliation are to seek future economies of scale and to eliminate certain costs associated with operating 12 different business entities in various states. In unanimously approving the Redomiciliation, the Board requested and evaluated such information as it reasonably believed necessary to make the determination that the proposed Redomiciliation would be in the best interests of each Fund and that the interests of each Fund’s shareholders would not be diluted as a result of the Redomiciliation. We summarize below the key factors considered by the Trustees:

•	BOIA and OGA have informed the Trustees that they believe that by establishing JPMorgan Trust II and reorganizing each Fund into that single entity, the New Funds should be able to realize greater operating efficiencies.

•

In recent years, many mutual funds have reorganized as Delaware statutory trusts. BOIA has also informed the Trustees that it believes that the proposed Delaware statutory trust form provides the most flexible and cost-efficient method of operating the Funds for the benefit of Fund shareholders, an advantage that would be passed on to current Fund shareholders. BOIA also noted that the Delaware statutory trust form would benefit shareholders by providing greater certainty regarding their personal liability and Fund obligations.

•	BOIA also noted that the Delaware statutory trust form would benefit shareholders by providing greater certainty regarding their personal liability for Fund obligations.

•	The Trustees considered that the investment objective, policies and restrictions of each Fund will be identical to those of the corresponding New Fund, and the New Funds will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of each Fund immediately prior to the Redomiciliation.

•	The Trustees also considered the fact that (1) BOIA, JPMIM and their affiliates had agreed to bear the expenses in connection with the Redomiciliation and there were not anticipated to be any material direct or indirect expenses borne by the Funds; (2) there was no anticipated material effect on the Funds’ annual fund operating expenses and shareholder fees and services as a result of the Redomiciliation, except such potential benefits that may accrue due to increased operating efficiencies as discussed above; and (3) that the Redomicilation constitutes a tax-free reorganization for federal income tax purposes and there will be no anticipated direct or indirect federal income tax consequences of the Redomiciliation to Fund shareholders.

What effect will the Redomiciliation have on the Funds and their shareholders?

Immediately after the Redomiciliation, shareholders of each Fund will own shares of the corresponding class of the corresponding New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Redomiciliation. For example, if you own 100 Class A shares of a Fund at the closing, immediately after the closing of the Redomiciliation, you would own 100 Class A shares of the corresponding New Fund having the same net asset value as your original 100 shares of the Fund following the closing of the Redomiciliation.

As a result of the Redomiciliation, shareholders of the Funds, each of which is a series of a Massachusetts business trust, will become shareholders of the New Funds, each of which is a series of a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see “Comparison of JPMorgan Trust II and One Group.”

The Redomiciliation itself will not result directly in any change in the investment objective or principal investment strategies, investment advisor, portfolio managers or service providers of any of the Funds; however, certain changes are expected to occur at the same time as the Redomiciliation, as described below. Each New Fund will offer the same services to shareholders as its corresponding Fund currently does. Certain of the integration initiatives that have been undertaken by BOIA and JPMIM with the approval of the Trustees have resulted in Fund name changes, portfolio manager changes for certain of the Funds, and service provider changes. Yet other such integration initiatives, which are subject to shareholder approval, will result in changes to certain of the Funds’ investment restrictions (see Proposal 4 and Proposal 5 below), and will result in mergers of certain of the Funds with certain JPMorgan Funds and/or other One Group Funds. Shareholder approval of the proposed individual fund mergers is being solicited by means of a separate Proxy Statement/Prospectus that is being sent to the shareholders of the Funds proposed to be merged into other funds.

Will there be any sales load, commission or other transactional fee in connection with the Redomiciliation?

No. The full value of your shares of a Fund will be exchanged for shares of the same class of the corresponding New Fund without any sales load, commission or other transactional fee being imposed.

What will be the federal income tax consequences of the Redomiciliation?

As a condition to each Fund’s obligation to consummate the Redomiciliation, One Group and JPMorgan Trust II will receive an opinion from Dechert LLP to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (“Tax Code”), current administrative rules and court decisions, the transactions contemplated by the Redomiciliation Agreement constitute a tax-free reorganization for federal income tax purposes.

Who is bearing the expenses related to the Redomiciliation?

BOIA and JPMIM and/or their affiliates have agreed to bear the expenses associated with the Redomiciliation.

SUMMARY OF THE REDOMICILIATION AGREEMENT

We summarize below the important terms of the Redomiciliation Agreement. This summary is qualified in its entirety by reference to the Redomiciliation Agreement itself, which is set forth in Exhibit A to this Proxy Statement.

The Redomiciliation Agreement provides that each New Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Fund in exchange for shares of the New Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Closing Date, or such later date as may be agreed upon by the parties. The number of full and fractional shares of the New Fund you will receive in the Redomiciliation will be equal to the number of full and fractional shares of the Fund you own on the Closing Date and will be of the same class as the shares you own on the Closing Date.

As part of the closing of the Redomiciliation, each Fund will liquidate and distribute pro rata to its shareholders of record the shares of the respective New Fund received in the Redomiciliation, as calculated on the Closing Date at the close of regularly scheduled trading on the New York Stock Exchange. The liquidation and distribution with respect to each class of the Fund’s shares will be accomplished by the transfer of the New Fund shares then credited to the account of the Fund on the books of the corresponding New Fund to newly-created accounts on the books of that New Fund in the names of the Fund shareholders. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. The New Fund will not issue certificates representing New Fund shares issued in connection with such exchange.

After such distribution, One Group will take all necessary steps under applicable state law, its governing instruments, and any other applicable law to effect a complete dissolution of the Funds and One Group, to the extent that One Group has no outstanding shares following the closing of the Redomiciliation. The Board has determined, with respect to each Fund, that the interests of shareholders of each Fund will not be diluted as a result of the Redomiciliation and that participation in the Redomiciliation is in the best interests of each Fund.

The Redomiciliation Agreement must be approved by shareholders of One Group with all of the Funds and classes voting together, and not by Fund or class.

The Redomiciliation Agreement may be terminated and the Redomiciliation abandoned at any time prior to the consummation of the Redomiciliation, before or after approval by the shareholders of the Funds, if circumstances should develop that, in the Board’s opinion, make proceeding with the Redomiciliation inadvisable. If shareholders do not approve the Redomiciliation Agreement, or the Redomiciliation Agreement is abandoned, the Funds will remain series of One Group, a Massachusetts business trust. The Redomiciliation Agreement provides that either One Group or JPMorgan Trust II may waive compliance with any of the covenants or conditions made therein for the benefit of any Fund or New Fund, as applicable, other than the requirements that: (1) the Redomiciliation Agreement be approved by shareholders of One Group; and (2) One Group and JPMorgan Trust II receive an opinion of counsel that the transactions contemplated by the Redomiciliation Agreement will constitute a tax-free reorganization for federal income tax purposes.

COMPARISON OF JPMORGAN TRUST II AND ONE GROUP

One Group is a Massachusetts business trust governed by its own Declaration of Trust, Code of Regulations and Board of Trustees. JPMorgan Trust II is a Delaware statutory trust governed by its own Declaration of Trust, By-Laws and a Board of Trustees whose members are expected to be the same thirteen (13) Nominees identified in Proposal 2 of this Proxy Statement. The operations of One Group and JPMorgan Trust II are also governed by applicable state and federal law.

Under the Declaration of Trust and By-Laws of JPMorgan Trust II, the Trustees of JPMorgan Trust II will have more flexibility with regard to the governance and management of JPMorgan Trust II than the Trustees of One Group and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of JPMorgan Trust II to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow JPMorgan Trust II to operate in a more efficient and economical manner (but will reduce the circumstances in which shareholder approval will be required). Delaware law also promotes ease of administration by permitting the Board of JPMorgan Trust II to take certain actions, for example, establishing new investment series of JPMorgan Trust II, without filing additional documentation with the state, which would otherwise require additional time and costs.

Importantly, the Trustees of JPMorgan Trust II will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Trustees of One Group with respect to the Funds and their shareholders.

Certain other similarities and differences between these entities are summarized in Exhibit B to this Proxy Statement, although this is not a complete list of comparisons. Shareholders should refer to the provisions of the governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon request.

Shareholder Approval: Approval of Proposal 3 will require the affirmative “vote of a majority of the outstanding voting securities” of One Group, as that term is defined in the 1940 Act, with all Funds and classes voting together and not by Fund or class.

Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF

THE FUNDS VOTE “FOR” APPROVAL OF THE REDOMICILIATION AGREEMENT

PROPOSAL 4

Applicable Funds: All Funds

AMENDMENT OR ELIMINATION OF CERTAIN

FUNDAMENTAL INVESTMENT RESTRICTIONS

What are shareholders being asked to approve in Proposal 4?

The 1940 Act requires each Fund to adopt fundamental investment restrictions with respect to several specific types of activities, including the Fund’s ability to (1) concentrate its investments in any particular industry or group of industries; (2) borrow money; (3) issue senior securities; (4) make loans to other persons; (5) purchase or sell real estate; (6) purchase or sell commodities; and (7) underwrite securities issued by other persons. The 1940 Act also requires each Fund to state whether it is a diversified or non-diversified Fund, as those terms are defined in the 1940 Act. In addition, the 1940 Act permits each Fund to designate any other of its policies as fundamental policies, as the Fund deems necessary or desirable.

In order to amend or eliminate a Fund’s fundamental investment restriction or principal strategy, including its classification as a diversified or non-diversified Fund, the 1940 Act requires that any such change be approved by a majority of the Fund’s outstanding voting securities. The Board is proposing that shareholders approve certain revisions to each of the Funds’ fundamental investment restrictions, as described more fully in this Proxy Statement, in an effort to modernize these investment restrictions and permit the Funds the maximum investment flexibility under current law. The current fundamental investment restrictions that are proposed to be revised at this Meeting are set forth in Exhibit D to this Proxy Statement.

Why are shareholders being asked to approve changes to certain fundamental investment restrictions for all of the Funds?

Because some of the current fundamental investment restrictions of the Funds are more prohibitive than the rules and regulations under the 1940 Act and applicable guidance by the SEC and its staff otherwise require, the current restrictions unnecessarily limit investment strategies and may result in unnecessary operating inefficiencies and costs.

One of the Funds’ current fundamental investment restrictions can be traced back to state securities law requirements that were in effect when the Funds were organized. These restrictions have subsequently been made less restrictive or are no longer applicable to the Funds. For example, the National Securities Markets Improvement Act of 1996 (“NSMIA”) preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements no longer apply. As a result, certain of the current restrictions unnecessarily limit the investment strategies available to BOIA in managing each Fund’s assets.

Due to these and other factors, the Board recommends to Fund shareholders the approval of certain changes to the Funds’ fundamental investment restrictions. The language of each proposed revised investment restriction and a discussion of the rationale for each suggested change is provided below.

In general, those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., those from which registered investment companies cannot deviate without shareholder authorization) will remain fundamental investment restrictions of the Funds. However, shareholders are being asked to approve amendments to certain of these investment restrictions, as set forth in Proposals 4.A and 4.B below. In addition, the investment restriction addressed by Proposal 4.C is currently deemed fundamental by each Fund, but is not required by the 1940 Act to be fundamental and is therefore proposed to be eliminated.

What effect will the proposed changes to the Funds’ investment restrictions have on the Funds?

While Proposal 4 is intended to provide the Funds’ investment advisers with greater flexibility in managing each Fund’s portfolio, should shareholders approve the Proposal, the Funds will continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies and policies described in each Fund’s prospectus. Importantly, none of the Funds’ investment advisers currently intend to alter the way in which they manage any of the Funds, nor do they believe that the proposed changes will, either individually or in the aggregate, materially affect the investment risk associated with any Fund. However, the Funds’ investment advisers reserve the right to take advantage of the flexibility that would be afforded by the proposed changes when they believe doing so would be in the best interests of the applicable Fund.

In addition, approval of changes to each Fund’s fundamental investment restrictions will not be dependent upon your vote on Proposal 3 regarding the Redomiciliation or any other proposal. Therefore, if approved by shareholders, these changes would take effect regardless of the vote with respect to the Redomiciliation or any other proposal. Should shareholders also approve the proposed Redomiciliation, each New Fund would have as its fundamental investment restrictions those revised fundamental investment restrictions approved by the Fund’s shareholders. Should a Fund’s shareholders not approve a proposal to amend or eliminate a particular fundamental investment restriction, the Fund’s current fundamental investment restriction, as set forth in Exhibit D, would continue to apply unchanged (whether or not the Redomiciliation or any other proposal is approved).

(i) Amendment of the Funds’ Fundamental Investment Restrictions

Proposal 4.A—Borrowing

Applicable Funds—All Funds

Proposed Amended Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding borrowing would read:

[No Fund may] borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the SEC.

Discussion of Proposed Modification

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits a Fund to borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. A Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. The proposed amendment to the investment restriction would permit the Funds to borrow to the fullest extent permitted by the 1940 Act. Therefore, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

The Funds’ current fundamental investment restrictions on borrowing provide that the Funds will not purchase securities while its borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets are outstanding. If the proposed amendment to the investment restriction is adopted, the effect will be to permit the Funds to borrow more than allowed under current investment restrictions, which may subject these Funds to a greater degree to the risks associated with borrowing.

To the extent that any borrowing made by a Fund involves leveraging, the Fund may be subject to the risk that if the securities held by the Fund decline in value while these transactions are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect on a Fund’s net asset value and may increase the volatility of the Fund. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

Proposal 4.B—Commodities

Applicable Funds—All Funds

Proposed Amended Fundamental Investment Restriction: If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding investments in commodities would read:

[No Fund may] (i) purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or (ii) operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Discussion of Proposed Modification

The current fundamental investment restrictions prohibit the Funds from investing in commodities or commodity contracts, including futures contracts. Consistent with the requirement of the 1940 Act, the proposed amendment to the investment restriction prohibits only the purchase of physical commodities; it does not limit the Funds’ purchase or sale of derivatives (which under some interpretations may be deemed commodities) that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, futures contracts, options and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. The proposed amendment to the investment restriction also permits each Fund to enter into foreign currency transactions, in accordance with its investment objective and strategies.

While several of the Funds may already invest in derivatives, the proposed amendment to the investment restriction may expand the types of derivatives in which those Funds may invest and may allow Funds that could not previously invest in derivatives to invest in derivatives for the first time, if such investments are otherwise in accordance with the Fund’s investment objective and strategies. To the extent a Fund invests in these derivative instruments, it will be exposed to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a Fund’s portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. A Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund did not use such instruments.

However, notwithstanding the above, it is not currently proposed that any Fund’s investment strategies be changed to permit additional derivatives investments. Without such a change, each Fund will continue to be subject to the limitations currently in effect in each Fund’s prospectus or statement of additional information. This proposed change does, however, permit the Board to change a Fund’s derivatives policy at a later date without further shareholder action.

(ii) Elimination of One Fundamental Investment Restriction of the Funds

Proposal 4.C—Investments for Control

Applicable Funds—All Funds

Proposal

It is proposed that the fundamental investment restriction on investments made for purposes of exercising control over, or management of, the issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Restriction

The investment restriction on investing in an issuer for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Funds’ investment restrictions.

Shareholder Approval: Approval of each of Proposals 4.A, 4.B, and 4.C by a Fund will require the affirmative “vote of a majority of the outstanding voting securities” of that Fund, as that term is defined in the 1940 Act, with each Fund voting separately and not together. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS

OF THE FUNDS VOTE “FOR” APPROVAL OF THE AMENDMENT OR

ELIMINATION OF THE INVESTMENT RESTRICTIONS

PROPOSAL 5

Applicable Funds: Investor Funds

AMENDMENT OF INVESTMENT GOALS AND CONCENTRATION POLICY

TO ALLOW EACH OF THE INVESTOR FUNDS TO INVEST IN JPMORGAN

FUNDS AND OTHER MUTUAL FUNDS WITHIN THE SAME GROUP OF

INVESTMENT COMPANIES

What are the shareholders being asked to approve in Proposal 5?

Shareholders are being asked to approve changes in the investment goals and concentration policy to permit each of the Investor Funds to invest in mutual funds within the same group of investment companies. Currently each of the Investor Funds seeks to achieve its goal by investing primarily in a diversified group of One Group Funds. For purposes of the proposed changes, the term “group of investment companies” has the meaning assigned to such term in Section 12(d)(1)(G) of the 1940 Act and includes any two or more registered investment companies that hold themselves out to investors as related investment companies for purposes of investment and investor services. These changes will allow each of the Investor Funds to not only invest in One Group Funds, but also invest in JPMorgan Funds and other mutual funds that hold themselves out to investors as related investment companies for purposes of investment and investor services. Should a Fund’s shareholders not approve the proposed changes in the Fund’s investment goals and concentration policy, the Fund’s current investment goal and concentration policy will remain in effect and the Fund will be limited to investing in other One Group Funds.

As a result of the proposed fund mergers described earlier, it is expected that certain of the One Group Funds in which the Investor Funds currently invest will be merged into JPMorgan Funds having compatible investment objectives and strategies, and thus will no longer be available for investment by the Investor Funds absent approval of the proposed change to the Investor Funds’ investment goal. The Board also expects that allowing the Investor Funds to invest in JPMorgan Funds would increase their flexibility to achieve diversification across a variety of investment companies, which will provide exposure to different industries, economic sectors and geographic regions.

Proposal 5.A—Amendment of Each Investor Fund’s Investment Goals

The revised fundamental investment goal would read (underlined language represents new text and bracketed text with a strikethrough represents text that would be deleted):

Investor Fund	Current Goal	Proposed Goal
Investor Conservative Growth Fund	The Fund seeks income and capital appreciation by investing primarily in a diversified group of One Group mutual funds that invest primarily in fixed income and equity securities.	The Fund seeks income and capital appreciation by investing primarily in a diversified group of [~~One Group~~] mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

Investor Balanced Fund	The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of One Group mutual funds that invest primarily in equity and fixed income securities.	The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of [~~One Group~~] mutual funds within the same group of investment companies that invest primarily in equity and fixed income instruments.

Investor Growth & Income Fund	The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of One Group mutual funds that invest primarily in equity securities.	The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of [~~One Group~~] mutual funds within the same group of investment companies that invest primarily in equity securities.

Investor Fund	Current Goal	Proposed Goal
Investor Growth Fund	The Fund seeks long-term capital appreciation by investing primarily in a diversified group of One Group mutual funds that invest primarily in equity securities.	The Fund seeks long-term capital appreciation by investing primarily in a diversified group of [~~One Group~~] mutual funds within the same group of investment companies that invest primarily in equity securities.

Proposal 5.B—Amendment of Each Investor Fund’s Concentration Policy

The table below shows the current concentration policy of the Investor Funds and the revised concentration policy (underlined language representing new text and bracketed text with a strikethrough representing text that would be deleted):

Current Concentration Policy	Proposed Concentration Policy
[Each Investor Fund may not]: Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except for investments in One Group Funds, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.	[Each Investor Fund may not]: Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, [~~except for investments in One Group Funds~~] (except for investments in other registered investment companies in the same “group of investment companies” as that term is defined in Section 12(d)(1)(G) of the Investment Company Act of 1940), provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Shareholder Approval: Approval of each of Proposals 5.A and 5.B with respect to an Investor Fund will require the affirmative “vote of a majority of the outstanding voting securities” of the Investor Fund, as that term is defined in the 1940 Act, voting separately and not together. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS

OF THE INVESTOR FUNDS VOTE “FOR” APPROVAL OF THE

AMENDMENT OF THE INVESTOR FUNDS’ INVESTMENT GOALS AND

CONCENTRATION POLICY

PROPOSAL 6

Applicable Fund: The International Equity Index Fund

(“Index Fund”)

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR THE

INTERNATIONAL EQUITY INDEX FUND

What are the shareholders of the Index Fund being asked to approve in Proposal 6?

The shareholders of the Index Fund are being asked to approve an investment advisory agreement between One Group and JPMIM.

At the meeting of the Board on August 12, 2004, the Board approved a new investment advisory agreement between One Group and JPMIM (“JPMIM Agreement”) with respect to the Index Fund. A form of the proposed agreement has been included as Exhibit G.

JPMIM is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company. Set forth in Exhibit E is certain information with respect to the executive officers and directors and JPMIM.

Why are the Index Fund shareholders being asked to approve the JPMIM Agreement?

As part of the process undertaken to determine the best way to take advantage of the investment advisory strengths of each organization, BOIA and JPMIM identified JPMIM’s London-based international trading desk (“London Trading Desk”) as a significant strength that should be used to the extent possible by One Group to provide all possible advantages to shareholders of Funds trading in international markets.

Several One Group Funds that invest in international securities are proposed to be merged with and into JPMorgan Funds. If the mergers are approved, the only remaining One Group Fund that would invest a significant portion of its assets in international markets would be the Index Fund. Because BOIA is not qualified with the Financial Service Authority (“FSA”), the United Kingdom’s equivalent of the SEC, BOIA cannot take advantage of the expertise of the London Trading Desk on behalf of the Index Fund. Because JPMIM is already qualified with the FSA, if the new JPMIM Agreement for the Index Fund is approved there would be no such regulatory impediment. Notwithstanding the change in investment adviser, the Index Fund’s current portfolio management team will continue to manage the Fund in their capacity as employees of JPMIM. Under the JPMIM Agreement, the Index Fund would be able to utilize the significant international trading capabilities of the London Trading Desk.

What are the differences between the JPMIM Advisory Agreement and the current BOIA Advisory Agreement?

Under an amended and restated investment advisory contract dated August 12, 2004 (“BOIA Agreement”), BOIA provides investment advisory services to the Index Fund. The BOIA agreement, as it relates to the Index Fund, was approved by its initial shareholder in October 1992 in connection with its inception. The BOIA Agreement was last approved by the Board at a meeting held on August 12, 2004. The terms of the JPMIM Agreement are substantially similar to the current advisory agreement between One Group and BOIA. The principal difference between the two agreements is the identity of the investment adviser.

The investment advisory fee applicable to the Index Fund will continue at the current rate that applies under the BOIA Agreement (i.e., an annual rate of 0.55% of the Index Fund’s average net assets). The current portfolio management team for the Index Fund will continue to act as the portfolio manager, even though the identity of the investment adviser to the Index Fund will have changed.

The annual fee rate, the amount of the advisory fees paid by the Index Fund to, and the amounts waived by, BOIA during the last fiscal year are set forth in the table below.

Fund	Net Investment Advisory Fee (on average net assets)	Amounts Paid for most recent fiscal year end	Amount Waived
International Equity Index Fund	0.54%	$3,934,358	$83,576

At the August 12th board meeting, the Board held detailed discussions outside the presence of fund management and JPMIM. In conducting its review, the Board, all of whom are Independent Trustees for purposes of the 1940 Act, were advised by independent legal counsel. The Board’s review addressed a variety of factors including: (1) the nature, quality and extent of services, including investment and other services provided under the current BOIA Agreement and to be provided under the JPMIM Agreement; (2) the competitiveness of the Index Fund’s fees, costs and expense ratios with those of comparable products; (3) possible economies of scale; (4) the profitability of JPMIM as compared to profitability of other advisers in the industry; and (5) other costs and benefits to JPMIM and its affiliates that would arise from their relationship with the Index Fund. In analyzing these factors, the Board reviewed and considered highly-detailed expense and performance comparison information provided by Lipper Inc. These materials compared the expenses and performance of the Index Fund to a broad or general universe of funds and to a “peer group” of funds.

The Board further reviewed staffing information, including investment management processes, formulation of investment strategies and the decision making process with respect to individual securities, conflicts of interest and brokerage practices. In connection with the Board’s analysis, JPMIM also provided information on employee compensation and performance-based bonuses for portfolio management staff.

The Board also considered JPMIM’s agreement to a contractual fee waiver, the costs and benefits to affiliates of JPMIM, such as those associated with the assumption of duties as administrator to One Group by One Group Administrative Services, Inc., as distributor to One Group by One Group Dealer Services, Inc. and as custodian to One Group by JPMorgan Chase Bank, and the business reputation and financial resources of JPMIM and its ultimate corporate parent, JPMorgan Chase.

Based on its review, the Board approved the JPMIM Agreement and determined the compensation payable under such agreement to be fair and reasonable in light of the services and expenses and such matters as the Board considered to be relevant in the exercise of its reasonable business judgment, including most particularly those identified above.

Under the agreement with BOIA, the duration of the advisory services provided by BOIA continued from year to year, so long as such continuance was approved at least annually by the Board or by vote of a majority of the outstanding shares of the Index Fund, and a majority of the Trustees who are not parties to the investment advisory agreement or interested persons (as defined in the 1940 Act) of any party to the agreement. As stated previously, the JPMIM Agreement would operate under substantially the same terms. Furthermore, like the BOIA Agreement, the JPMIM Agreement may be terminated at any time on 60 days’ written notice without penalty by the Board, by vote of a majority of the outstanding shares of the Index Fund, or by JPMIM, as the case may be. The JPMIM Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. In addition, the JPMIM Agreement provides that JPMIM shall not be liable for any error of judgment or mistake of law or for any loss suffered by One Group in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of JPMIM in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Will JPMIM have the same obligations with respect to brokerage activities under the JPMIM Agreement?

JPMIM will have the same obligations under the JPMIM Agreement with respect to Index Fund brokerage as BOIA has under the current BOIA Agreement. Accordingly, JPMIM’s brokerage policies and practices with respect to portfolio transactions for the Index Fund is expected to be substantially identical to those of BOIA. To execute transactions, JPMIM will select broker-dealers based on, among other things, the size and type of the transaction, the broker-dealer’s reputation, experience, quality of service (including research services), and reasonableness of commissions. Execution at the most favorable prices and in the most effective manner possible will be the primary considerations.

As permitted by Section 28(e) of the Exchange Act of 1934 (“Exchange Act”), in selecting broker-dealers, JPMIM may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by broker-dealers to the Index Fund or other accounts over which JPMIM or an affiliate exercises investment discretion. JPMIM may pay a broker-dealer who provides such brokerage and research services a commission for a portfolio transaction on behalf of the Index Fund which is in excess of the commission that may be paid to another broker-dealer for executing the same transaction, if it is determined in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided.

Investment decisions for the Index Fund will be made independently from those for other JPMIM clients. Nevertheless, it is possible that at times the same securities will be acceptable for the Index Fund and one or more other JPMIM client accounts, including other accounts in which JPMIM or its affiliates may have an interest. In such cases, purchase or sale orders may be aggregated if JPMIM determines such aggregation will achieve best execution. JPMIM has adopted allocation procedures designed to allocate securities and prices fairly and equitably between the Index Fund and JPMIM’s various accounts.

If approved, when will the JPMIM Agreement become effective?

If approved, the JPMIM Agreement will take effect on or about February 19, 2005. IF the JPMIM Agreement is not approved by shareholders, the BOIA Agreement will remain in effect and BOIA would be unable to take advantage of the London Trading Desk.

During the fiscal year ended June 30, 2004, the Index Fund paid $ 291,362 to One Group Dealer Services, Inc. (for services as the Fund’s Distributor), $1,136,394 to OGA (for services as the Fund’s administrator), and $220,100 to Bank One Trust Company, N.A. (for services as the Fund’s subcustodian and securities lending agent).

Shareholder Approval: Approval of Proposal 6 will require the affirmative “vote of a majority of the outstanding voting securities” of the Index Fund, as that term is defined in the 1940 Act, voting separately. Shareholders are entitled to one vote for each Index Fund share. Fractional shares are entitled to proportional voting rights.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS

OF THE INDEX FUND VOTE “FOR” APPROVAL OF THE JPMIM

AGREEMENT

PROPOSAL 7

Applicable Funds: One Group High Yield Bond Fund and One Group Income Bond Fund

APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR HIGH YIELD BOND FUND AND INCOME BOND FUND

Why are shareholders of the Bond Funds being asked to approve the investment sub-advisory agreements between BOIA and Banc One High Yield Partners, LLC?

The shareholders of the One Group High Yield Bond Fund and the One Group Income Bond Fund (collectively the “Bond Funds”) are being asked to approve the continuation of the Amended and Restated Sub-Investment Advisory Agreements dated as of August 18, 2004 (“BOHYP Agreements”) (the forms of which are attached at Exhibit H) between BOIA and Banc One High Yield Partners, LLC (“BOHYP”) in light of the expected change in control of BOHYP. If approved by the shareholders, the BOHYP Agreements will continue on the same terms and conditions if there is a change in control of BOHYP prior to August 1, 2005.

BOIA serves as investment adviser to the Bond Funds pursuant to an Amended and Restated Investment Advisory Agreement made as of August 12, 2004 (“Investment Advisory Agreement”). Under the Investment Advisory Agreement, BOIA continuously reviews, supervises and administers the Bond Funds’ investment programs. BOIA has retained BOHYP as sub-adviser under the BOHYP Agreements to assist in providing advisory services to the Bond Funds and to make the day-to-day investment decisions for the Bond Funds.

BOHYP, an Ohio limited liability company, is currently owned 51% by BOIA and 49% by Pacholder Associates, Inc. (“Pacholder”). BOIA and Pacholder are presently negotiating, among other things, the sale to BOIA of Pacholder’s interest in BOHYP (the “Transaction”). While the terms of the Transaction have not yet been finalized, BOIA expects to complete the negotiation and purchase of Pacholder’s entire interest in BOHYP prior to August 1, 2005. It is contemplated that the Transaction would not result in any change to BOHYP’s personnel, day-to-day management of the Bond Funds or financial condition. The closing of the Transaction in any event will be conditioned on shareholder approval of continuation of the BOHYP Agreements.

As required by the 1940 Act, each of the BOHYP Agreements contains a provision providing for its automatic termination in the event of an “assignment.” Under the 1940 Act, a change in control of an investment adviser (including a sub-adviser) results in an assignment and termination of the investment adviser’s investment advisory agreement. Under the 1940 Act, there is a rebuttable presumption that an entity that owns 25% or more of the outstanding voting securities of an adviser controls that adviser. Accordingly, BOHYP is deemed to be controlled by both BOIA and Pacholder. If the Transaction is consummated, BOHYP would be controlled only by BOIA and, thus, it could be asserted that BOHYP might have undergone a change in control. Such a change in control would result in the assignment of, and therefore the termination of, the BOHYP Agreements unless the continuation is approved by shareholders of the Bond Funds.

The BOHYP Agreements were last approved by the shareholders of the Bond Funds at a special meeting of shareholders held on February 26, 2003. The purpose of the meeting was to approve new Sub-Investment Advisory Agreements between BOIA and BOHYP for the Bond Funds. The approval was necessary due to a change in control of one of the owners of BOHYP. The BOHYP Agreements were formally considered by the Board of Trustees at meetings held in August 2004, which included detailed discussions held outside the presence of fund management, BOIA and BOHYP. On August 12, 2004, the Board of Trustees approved the renewal of the BOHYP Agreements through November 30, 2005. In conducting its review, the Board of Trustees, all of whom are independent trustees for purposes of the 1940 Act, were advised by independent legal counsel. The Board’s review addressed a variety of factors including: (1) the nature, quality and extent of services provided, including investment and shareholder service performance; (2) the competitiveness of the Bond Funds’ fees, costs and expense ratios with those of comparable products; (3) possible economies of scale; (4) the profitability of BOIA and BOHYP as compared to profitability of other advisers in the industry; and (5) other costs and benefits to BOIA and its affiliates arising from the relationship with the Bond Funds. In analyzing these factors, the Board reviewed and considered highly detailed expense and performance comparison information provided by Lipper Inc. (an independent provider of mutual fund data). These materials compared the expenses and performance of each Bond Fund to a broad or general universe of funds and to a “peer group” of funds. The Board further reviewed staffing information. The Board also reviewed conflicts of interest, brokerage practices, and the impact of revenue sharing arrangements on BOIA’s profitability. In connection with the Board’s analysis, BOIA also provided information on employee compensation and performance based bonuses for portfolio management staff. In evaluating the BOHYP Agreements, the Board also considered the experience, research methodology and portfolio management staffing provided by Pacholder in managing high yield assets including the quantitative and qualitative processes that BOHYP uses to manage credit risks. The Board also considered the performance in the context of other large high yield bond funds. Additionally, the Board considered the process by which BOIA oversees the activities of BOHYP under the BOHYP Agreements. In addition, the Board considered the Lipper material as it relates to the Bond Funds and the profitability of BOHYP as compared to the profitability of other advisers in the industry, and other costs and benefits to BOHYP arising from its relationship with the Bond Funds. Based on this information, the Board determined that the compensation payable under the BOHYP Agreements was fair and reasonable in light of the services provided by BOHYP and the expenses associated with providing such services, and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

In addition, the Board also approved the continuation of the BOHYP Agreements, subject to shareholder approval, in the event that the Transaction is consummated prior to August 1, 2005. The BOHYP Agreements may be deemed to terminate if there is a change in control of BOHYP unless continuation of the BOHYP Agreements is specifically approved by shareholders.

Approval of Proposal 7 will allow the continuation of BOHYP’s appointment as sub-adviser for the Bond Funds in the event that BOIA acquires the remaining interest in BOHYP prior to August 1, 2005. If shareholders approve Proposal 7, the current BOHYP Agreements will not terminate if the Transaction is consummated prior to August 1, 2005. If the Transaction is not consummated, the BOHYP Agreements will continue as well.

The Trustees recommend that the shareholders of the Bond Funds vote to approve the continuation of the BOHYP Agreements. Approval by shareholders will not result in an increase in the contractual rate of any investment advisory or sub-investment advisory fees payable by the Bond Funds, but will result in the continued payment of the sub-investment advisory fees by BOIA to BOHYP. Such sub-investment advisory fees are borne solely by BOIA and not by the Bond Funds.

In the event that holders of a majority of the outstanding Shares of either the High Yield Bond Fund or the Income Bond Fund fail to approve the continuation of the BOHYP Agreements, the current BOHYP Agreements will remain in effect until terminated in accordance with their terms and the Trustees will consider all such further actions as they may determine to be in the best interest of the Bond Funds’ shareholders.

Information About Banc One High Yield Partners, LLC

Banc One High Yield Partners, LLC (1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211) is a registered investment advisor formed in June, 1998 to provide investment advisory services related to high yield investments to the One Group High Yield Bond Fund and other advisory clients. BOHYP is controlled by BOIA and Pacholder Associates, Inc. (8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236). As of June 30, 2004, BOHYP managed over $1 billion in assets. BOHYP has provided sub-advisory services to the One Group High Yield Bond Fund since the One Group High Yield Bond Fund’s inception in November, 1998 and to One Group Income Bond Fund since November, 1999.

The name, address, and principal occupation of each of the principal executive officers and each member of the board of managers of BOHYP are set forth in Exhibit E.

Information About Payments to BOHYP and its Affiliates.

For its services under the BOHYP Agreement for the High Yield Bond Fund for the period beginning October 29, 2004 through February 18, 2005, BOHYP is entitled to a fee, which is calculated daily and paid monthly by BOIA equal to .70% of the High Yield Bond Fund’s average daily net assets. Beginning February 19, 2005, BOHYP will be entitled to a fee, which is calculated daily and paid monthly by BOIA, equal to .60% of the High Yield Bond Fund’s average daily net assets. For the fiscal year ended June 30, 2004, BOIA paid BOHYP $7,425,759 ($549,237 was waived during this period) in sub-advisory fees with respect to the High Yield Bond Fund.

For its services under the BOHYP Agreement for the Income Bond Fund for the period beginning October 29, 2004 through February 18, 2005, BOHYP is entitled to a fee, which is calculated daily and paid monthly by BOIA equal to .60% of the average daily assets of the Income Bond Fund that are designated by BOIA for investment in high yield securities (the “Portfolio”) Beginning February 19, 2005, BOHYP will be entitled to a fee, which is calculated daily and paid monthly by BOIA, equal to .30% of the Fund’s average daily net assets. For the fiscal year ended June 30, 2004, BOIA paid BOHYP $549,983 ($155,738 was waived during this period) in sub-advisory fees with respect to the Income Bond Fund.

In addition, to the foregoing, during the last fiscal year ended June 30, 2004, One Group High Yield Bond Fund paid $6,771,896 to BOIA (for services as the Fund’s advisor, $1,162,535 was waived during this period), $900,743 to One Group Dealer Services, Inc. (for services as the Fund’s distributor, $160,931 was waived during this period), $1,651,032 to OGA (for services as the Fund’s administrator, $55,280 was waived during this period), and $309,913 to Bank One Trust Company, N.A. (for services as the Fund’s subcustodian and securities lending agent). During the last fiscal year ended June 30, 2004, One Group Income Bond Fund paid $6,049,935 to BOIA (for services as the Fund’s advisor, $2,249,449 was waived during this period), $325,630 to One Group Dealer Services, Inc. (for services as the Fund’s distributor, $84,780 was waived during this period), $2,143,448 to OGA (for services as the Fund’s administrator, $87,620 was waived during this period), and $229,052 to Bank One Trust Company, N.A. (for services as the Fund’s subcustodian and securities lending agent).

Shareholder Approval: Approval of Proposal 7 with respect to a Bond Fund will require the affirmative “vote of a majority of the outstanding voting securities” of the Bond Fund, as that term is defined in the 1940 Act, voting separately by Fund. Shareholders are entitled to one vote for each Bond Fund share. Fractional shares are entitled to proportional voting rights.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS

OF THE BOND FUNDS VOTE “FOR” APPROVAL OF THE BOHYP

AGREEMENT

GENERAL INFORMATION ABOUT THE ONE GROUP FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of One Group.

Investment Advisers and Sub-Adviser

Banc One Investment Advisors Corporation, 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-1235, makes the day-to-day investment decisions for each of the Funds (other than the Real Estate Fund, the Income Bond Fund and the High Yield Bond Fund) and continuously reviews, supervises and administers each of these Funds’ investment program. BOIA has served as investment advisor to One Group since its inception. In addition, BOIA serves as investment advisor to other mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 2004, BOIA, an indirect wholly owned subsidiary of JPMorgan Chase, managed over $182 billion in assets. JPMorgan Chase is located at 522 Fifth Avenue, New York, New York 10036.

Security Capital Research & Management Incorporated (“Security Capital”), 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, is the investment adviser for the Real Estate Fund and continuously reviews, supervises and administers the Fund’s investment program. Security Capital performs its responsibilities subject to the supervision of, and policies established by, the Board of One Group. In addition, Security Capital provides investment advisory services related to real estate investments to other registered investment companies and other advisory clients. As of June 30, 2004, Security Capital managed over $4 billion in assets. Security Capital is a direct wholly owned subsidiary of BOIA and an indirect wholly owned subsidiary of JPMorgan Chase.

Banc One High Yield Partners, LLC, 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211, is the sub-adviser of the Income Bond Fund and the High Yield Bond Fund. BOHYP performs its responsibilities subject to the supervision of BOIA and the supervision of, and policies established by, the Board of One Group. BOHYP was formed in June 1998 to provide investment advisory services related to high-yield, high-risk investments to the One Group Income Bond Fund and the One Group High Yield Bond Fund and other advisory clients. BOHYP is controlled by BOIA and Pacholder. As of June 30, 2004, BOHYP managed over $1 billion in assets.

Set forth in Exhibit E is certain information with respect to the executive officers and directors of BOIA, Security Capital and BOHYP. Following the Redomiciliation, BOIA, Security Capital and BOHYP will continue to serve most of their respective Funds in their current capacity.

Distributor

One Group Dealer Services, Inc., 1111 Polaris Parkway, Columbus, Ohio 43271 (“OGDS”), serves as distributor to each series of One Group pursuant to a Distribution Agreement dated as of April 1, 2002. OGDS is an affiliate of BOIA and an indirect wholly-owned subsidiary of JPMorgan Chase.

Administrator

One Group Administrative Services, Inc., 1111 Polaris Parkway, Columbus, Ohio 43271 serves as administrator for One Group (“OGA”). OGA is an affiliate of BOIA and an indirect wholly-owned subsidiary of JPMorgan Chase.

Custodian, Fund Accounting Agent, Transfer Agent, and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), P.O. Box 8528, Boston, Massachusettes 02266-8528, serves as custodian with certain of the One Group Funds pursuant to a Custodian Agreement with One Group. JPMorgan Chase Bank, 4 Metro Tech Center, Brooklyn, NY 11245, effective in various stages commencing October 2004 through January 2005, serves as Custodian and Fund Accounting Agent, pursuant to a Custodian Agreement with One Group. Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184, serves as Transfer Agent and Dividend Disbursing Agent for each Fund, pursuant to a Transfer Agency Agreement with One Group.

Subcustodian

Bank One Trust Company, N.A. serves as subcustodian in connection with One Group’s securities lending activities for domestic securities for certain One Group Funds, pursuant to a Subcustodian Agreement between One Group, State Street and the Subcustodian and a Securities Lending Agreement between One Group, BOIA, and the Subcustodian. JPMorgan Chase Bank (“Subcustodian”), effective in various stages commencing October through December 2004, serves as subcustodian in connection with One Group’s securities lending activities for domestic securities, pursuant to a Subcustodian Agreement between One Group, JPMorgan Chase Bank and the Subcustodian and a Securities Lending Agreement between One Group, BOIA, and the Subcustodian. The

Subcustodian serves as Subcustodian in connection with One Group’s securities lending activities for international securities, pursuant to a Subcustodian Agreement between One Group, JPMorgan Chase Bank and the Subcustodian and a Securities Lending Agreement between One Group, BOIA, and the Subcustodian. The Subcustodian is an affiliate of JPMorgan Chase Bank and BOIA.

Independent Auditors

The firm of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) has been selected as independent auditors of the Funds for the current fiscal year. PricewaterhouseCoopers, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. A representative of PricewaterhouseCoopers, if requested by any shareholders, will be present via telephone at the Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if he or she chooses to do so. Certain information concerning the fees and services provided by PricewaterhouseCoopers to the Funds and to BOIA and its affiliates for the two most recent fiscal years of the Funds is provided below.

(1)    Audit Fees. The aggregate fees billed for each of the last two fiscal years ended June 30, 2004 and June 30, 2003 (“Reporting Periods”) for professional services rendered by PricewaterhouseCoopers for the audit of One Group’s annual financial statements, or services that are normally provided by PricewaterhouseCoopers in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows.

Fiscal Year Ended	Audit Fees
6/30/03	$462,200
6/30/04	$484,600

(2)    Audit-Related Fees. There were no audit-related fees for One Group during the Reporting Periods. There were no fees billed in the Reporting Periods for assurance and related services by PricewaterhouseCoopers to BOIA (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to One Group (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Service Affiliates and related directly to the operations and financial reporting of the One Group Funds.

(3)    Tax Fees. The aggregate fees billed to One Group in the Reporting Periods for professional services rendered by PricewaterhouseCoopers for tax compliance, tax advice and tax planning (“Tax Services”) were as follows:

Fiscal Year Ended	Tax Fees
6/30/03	$89,600
6/30/04	$139,780

These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. There were no fees billed in the Reporting Periods for Tax Services related directly to the operation and financial reporting of the One Group Funds by PricewaterhouseCoopers to Service Affiliates.

(4)    All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by PricewaterhouseCoopers to One Group, or services provided to Service Affiliates related directly to the operation and financial reporting of the One Group Funds other than the services reported above.

The aggregate non-audit fees billed for the Reporting Periods by PricewaterhouseCoopers for services rendered to the Funds and to BOIA and the other Service Affiliates were $975,200 and $531,700 for the fiscal years ended June 30, 2004 and 2003, respectively.

In pre-approving any non-audit services provided to Service Affiliates after May 6, 2003, the Audit Committee determined that such services were compatible with maintaining PricewaterhouseCoopers’s independence. The Audit Committee has considered whether the provision by PricewaterhouseCoopers of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Funds) were compatible with maintaining the independence of PricewaterhouseCoopers as One Group’s principal auditors. None of the services described above were pre-approved by operation of the de minimis exception provided under applicable law.

Pursuant to the Audit Committee charter and written policies and procedures for the pre-approval of audit and non-audit services, the Audit Committee pre-approves all audit and non-audit services performed by One Group’s independent auditor for One Group. If a request for pre-approval of services to be performed by the independent auditor is determined to be untimely, a member of the Audit Committee may be appointed as the Audit Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be granted for a period of no more than one year and will be reviewed by the Audit Committee at a meeting held no later than the next regularly scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Service Affiliates if the engagement relates directly to the operations and financial reporting of One Group.

OTHER BUSINESS

No Other Matters. The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals. One Group does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

Shareholder Communications with Board. Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of the Secretary of One Group, at 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211, identifying the correspondence as intended for the Board of One Group Mutual Funds or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Funds on or about November 10, 2004. Only shareholders of record as of the close of business on the Record Date, October 27, 2004, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed amendment to the Declaration of Trust, proposed election of Nominees, proposed Redomiciliation Agreement, proposed amendments to the Funds’ fundamental investment restrictions, proposed amendments to the Investor Funds’ investment goals and concentration policy, proposed JPMIM Agreement for the Index Fund, proposed Sub-Advisory Agreements with BOHYP for the Bond Funds and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Funds at the address on the cover of this Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for election of the thirteen (13) Trustees Nominees and approval of the proposals listed above.

Quorum

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of One Group shall constitute a quorum at the Meeting for those actions on which a vote of all shareholders of One Group is required. The presence in person or by proxy of the holders of record of a majority of the outstanding shares of each Fund on which a vote of all shareholders of the Fund is required shall constitute a quorum at the Meeting with respect to the Fund.

Voting Requirement

Nominees for Trustee receiving a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Board of Trustees of One Group in Proposal 2. Proposals 1 and 3 require the vote of a majority of the shares of all of the Funds voting together. Proposals 4, 5, 6 and 7 require the vote of the majority of the shares of an affected Fund outstanding on the Record Date.

ADJOURNMENTS

In the event that sufficient votes to approve one or more of the proposals are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 2, for which the required vote is a plurality of the votes cast, and will effectively be a vote against Proposals 1, 3, 4, 5, 6 and 7 for which the required vote is a majority of the shares outstanding and entitled to vote on the matter. In addition, abstentions will effectively be a vote against adjournment, for which the required vote is a percentage of the shares present and entitled to vote at the Meeting. As described above in the section entitled “Adjournments” broker non-votes will have no effect on votes to adjourn the Meeting.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of One Group, BOIA and their affiliates or by proxy soliciting firms retained by the Funds. BOIA and JPMIM have retained Investor Connect, a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone and facsimile. By contract with BOIA and JPMIM, Investor Connect, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor is expected to be in excess of $1,750,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. In addition, BOIA and JPMIM may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne by BOIA, JPMIM and their affiliates.

As the meeting date approaches, shareholders of the Funds may receive a call from a representative of BOIA, an affiliate of BOIA or Investor Connect if the Funds have not yet received their vote. Authorization to permit BOIA, an affiliate of BOIA or Investor Connect to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, BOIA, an affiliate of BOIA or an Investor Connect representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to BOIA, an affiliate of BOIA or Investor Connect by the Funds, BOIA, an affiliate of BOIA or an Investor Connect representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the shareholder’s instructions on each proposal. The representative of BOIA, an affiliate of BOIA or Investor Connect, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. BOIA, an affiliate of BOIA or Investor Connect will record the shareholder’s instructions on the card. Within 72 hours, BOIA, an affiliate of BOIA or Investor Connect will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call BOIA, an affiliate of BOIA or Investor Connect immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Fund Name	Class A	Class B	Class C	Class I	Class S	Administrative Class
Arizona Municipal Bond Fund	2,026,002	216,422	N/A	12,285,080	N/A	N/A
Balanced Fund	8,901,671	13,100,571	449,778	2,104,951	N/A	N/A
Bond Fund	31,247,181	8,665,005	6,805,338	467,298,736	N/A	N/A
Diversified Equity Fund	12,403,194	2,256,287	831,343	144,707,397	N/A	N/A
Diversified International Fund	2,330,506	736,699	125,193	74,994,215	N/A	N/A
Diversified Mid Cap Fund	6,546,641	907,543	385,484	41,396,113	N/A	N/A
Equity Income Fund	5,296,144	3,794,855	250,617	19,105,086	N/A	N/A
Equity Index Fund	16,999,071	12,226,006	4,150,432	72,466,371	N/A	N/A
Government Bond Fund	8,243,068	9,080,810	3,058,622	73,357,541	N/A	N/A
Government Money Market Fund	N/A	N/A	N/A	6,971,404,218	748,736,751	87,379,696
Health Sciences Fund	993,185	906,944	99,435	43,788	N/A	N/A
High Yield Bond Fund	9,098,062	5,082,744	4,002,200	135,407,976	N/A	N/A
Income Bond Fund	7,192,306	1,339,715	448,716	164,295,443	N/A	N/A
Institutional Prime Money Market	N/A	N/A	N/A	19,291,590,203	1,179,472,651	448,038,286
Intermediate Bond Fund	19,172,485	11,546,292	8,923,067	144,236,785	N/A	N/A
Intermediate Tax Free Bond Fund	5,619,745	1,183,399	N/A	48,677,079	N/A	N/A
International Equity Index Fund	2,241,965	664,611	535,805	46,634,680	N/A	N/A
Investor Balanced Fund	57,248,397	57,323,436	7,965,824	5,783,810	N/A	N/A
Investor Conservative Growth Fund	28,891,048	29,363,959	6,102,136	6,216,594	N/A	N/A
Investor Growth Fund	28,768,643	44,147,852	5,667,276	2,491,979	N/A	N/A
Investor Growth & Income Fund	56,148,374	61,665,452	7,576,322	17,194,832	N/A	N/A
Kentucky Municipal Bond Fund	1,433,970	986,945	N/A	9,036,765	N/A	N/A
Large Cap Growth Fund	16,776,800	19,888,156	1,245,739	118,434,967	N/A	N/A
Large Cap Value Fund	4,014,163	1,654,990	367,453	100,651,476	N/A	N/A
Louisiana Municipal Bond Fund	5,359,189	1,263,198	N/A	4,272,883	N/A	N/A
Market Expansion Index Fund	4,162,009	2,209,404	1,505,329	42,213,548	N/A	N/A
Michigan Municipal Bond Fund	7,659,694	3,047,235	N/A	15,504,104	N/A	N/A
Michigan Municipal Money Market Fund	52,141,658	N/A	N/A	133,635,767	N/A	N/A
Mid Cap Growth Fund	22,863,483	11,415,133	2,607,776	72,378,756	N/A	N/A
Mid Cap Value Fund	13,102,958	3,983,680	1,250,145	82,843,920	N/A	N/A
Mortgage-Backed Securities Fund	833,963	N/A	N/A	151,495,562	N/A	N/A
Municipal Income Fund	12,482,619	8,515,393	4,020,931	75,134,653	N/A	N/A
Municipal Money Market Fund	362,533,554	N/A	N/A	904,820,629	N/A	N/A
Ohio Municipal Bond Fund	6,898,614	4,830,922	N/A	9,822,536	N/A	N/A
Ohio Municipal Money Market Fund	64,285,638	N/A	N/A	50,307,008	N/A	N/A
One Group Market Neutral Fund	13,397,539	2,944,590	20,429,015	75,321,458	N/A	N/A
Prime Money Market Fund	4,132,929,910	38,274,559	7,902,491	3,998,494,613	N/A	N/A
Short Term Bond Fund	10,222,030	3,679,470	7,913,827	104,748,768	N/A	N/A

Fund Name	Class A	Class B	Class C	Class I	Class S	Administrative Class
Short-Term Municipal Bond Fund	10,128,268	1,912,734	6,956,615	32,295,990	N/A	N/A
Small Cap Growth Fund	7,616,547	2,959,904	1,020,664	51,349,808	N/A	N/A
Small Cap Value Fund	6,045,341	1,709,257	2,094,601	32,140,704	N/A	N/A
Strategic Small Cap Value	N/A	N/A	N/A	N/A	N/A	N/A
Tax Free Bond Fund	4,249,170	1,004,822	N/A	33,188,071	N/A	N/A
Technology Fund	4,168,023	2,108,423	233,157	917,821	N/A	N/A
Treasury & Agency Fund	9,228,133	4,158,581	N/A	4,691,819	N/A	N/A
Treasury Only Money Market Fund	N/A	N/A	N/A	2,045,739,854	371,116,839	786,493,405
Ultra Short Term Bond Fund	34,577,478	7,686,902	57,064,224	117,319,773	N/A	N/A
US Govt Securities Money Market	545,966,359	N/A	N/A	100,466,811	N/A	N/A
US Treasury Securities Money Market Fund	1,676,171,698	3,012,051	639,932	2,636,583,766	N/A	N/A
West Virginia Municipal Bond Fund	751,287	1,003,150	N/A	8,228,750	N/A	N/A

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds as of the Record Date, please refer to Exhibit F.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of JPMorgan Trust II will be passed upon by Prickett, Jones & Elliott, P.A., special Delaware counsel, 1310 King Street, Wilmington, Delaware 19801.

EXHIBIT A

JPMORGAN TRUST II

ONE GROUP MUTUAL FUNDS

FORM OF AGREEMENT AND PLAN OF

REORGANIZATION AND REDOMICILIATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION (“Agreement”) is made as of this      day of             , 2004, by and between JPMorgan Trust II, a Delaware statutory trust (“Successor Trust”), with its principal place of business at 522 Fifth Avenue, New York, New York 10036, on behalf of each of its series listed in Exhibit A attached hereto (each an “Successor Fund”), and One Group Mutual Funds, a Massachusetts business trust (“Predecessor Trust”), with its principal place of business at 1111 Polaris Parkway, Suite B-2, Columbus, Ohio 43271, on behalf of each of its series listed in Exhibit A attached hereto (each a “Predecessor Fund”).

WHEREAS, each of the Predecessor Funds is a series of the Predecessor Trust, an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”), which has been organized as a Massachusetts business trust;

WHEREAS, each of the Successor Funds has been organized as series of the Successor Trust, a Delaware statutory trust, in order to continue the business and operations of the corresponding Predecessor Fund;

WHEREAS, each Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”);

WHEREAS, the contemplated reorganization, redomiciliation and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of each of the Predecessor Funds to the corresponding Successor Fund in exchange solely for classes of shares of beneficial interest of such Successor Fund (“Successor Fund Shares”) corresponding to the classes of shares of beneficial interest of such Predecessor Fund (“Predecessor Fund Shares”), as described herein, (2) the assumption by such Successor Fund of all liabilities of the corresponding Predecessor Fund, and (3) the distribution of the Successor Fund Shares to the shareholders of each corresponding Predecessor Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, each Predecessor Fund currently owns securities that are substantially similar to those in which the corresponding Successor Fund is permitted to invest;

WHEREAS, the Trustees of Successor Trust have determined, with respect to each Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund is in the best interests of each Successor Fund;

WHEREAS, the Trustees of the Predecessor Trust have determined, with respect to each Predecessor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of such Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the State of Delaware is in the best interests of the Predecessor Trust and each of the Predecessor Funds, and that the interests of such shareholders will not be diluted as a result of this transaction; and

WHEREAS, the Predecessor Trust, on behalf of each of certain Predecessor Funds identified in Exhibit A (“Contingent Predecessor Funds”), has entered into an agreement and plan of reorganization pursuant to which each Contingent Predecessor Fund will be reorganized with another registered investment company or series thereof (with respect to each Contingent Predecessor Fund, the “Primary Reorganization”), subject to approval of the Primary Reorganization by the shareholders of such Contingent Predecessor Fund, and this Agreement shall not be effective with respect to such Contingent Predecessor Fund in the event that the Primary Reorganization is consummated;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF EACH PREDECESSOR FUND TO THE CORRESPONDING SUCCESSOR FUND IN EXCHANGE FOR SUCCESSOR FUND SHARES, THE ASSUMPTION OF ALL PREDECESSOR FUND LIABILITIES AND THE LIQUIDATION OF THE PREDECESSOR FUND

1.1.    Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Predecessor Trust, on behalf of each Predecessor Fund, agrees to sell, assign, convey, transfer and deliver all of such Predecessor Fund’s property and assets, as set forth in paragraph 1.2, to the corresponding Successor Fund, and Successor Trust, on behalf of each Successor Fund, agrees in exchange therefor: (a) to deliver to the corresponding Predecessor Fund the number of full and fractional Successor Fund Shares corresponding to each class of the Predecessor Fund Shares as of the time and date set forth in paragraph 3; and (b) to assume all liabilities of such Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”). Exhibit A attached hereto shows each Successor Fund and its classes of shares of beneficial interest and the corresponding Predecessor Fund and its classes of shares of beneficial interest. (Throughout this Agreement, the term Successor Fund Shares should be read to include each class of shares of the applicable Successor Fund, and each reference to Successor Fund Shares in connection with a Predecessor Fund should be read to include each class of beneficial interest of the corresponding Successor Fund.)

1.2.    The property and assets of each Predecessor Fund to be sold, assigned, conveyed, transferred and delivered to and acquired by Successor Trust, on behalf of the corresponding Successor Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by such Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of such Predecessor Fund on the Valuation Date as defined in paragraph 2.1 (collectively, with respect to each Predecessor Fund separately, “Assets”). Successor Trust, on behalf of each Successor Fund, shall assume all of the liabilities of the corresponding Predecessor Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, and with respect to each Predecessor Fund separately, “Liabilities”). The Predecessor Fund will sell, assign, convey, transfer and deliver to the Successor Fund any rights, stock dividends, or other securities received by the Predecessor Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Successor Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Predecessor Fund acquired by the Successor Fund.

1.3.    Predecessor Trust shall (a) distribute to the shareholders of record of each class of Predecessor Fund Shares as of the Closing Date, as defined in paragraph 3.1 (“Predecessor Fund Shareholders”), on a pro rata basis within that class, the Successor Fund Shares of the corresponding class received by Predecessor Trust, on behalf of such Predecessor Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to each class of Predecessor Fund Shares, by the transfer of the corresponding Successor Fund Shares then credited to the account of such Predecessor Fund on the books of the corresponding Successor Fund to open accounts on the share records of such Successor Fund in the names of the Predecessor Fund Shareholders. The aggregate net asset value of each class of Successor Fund Shares to be so credited to each corresponding class of Predecessor Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Predecessor Fund Shares of that class owned by Predecessor Fund Shareholders on the Closing Date. All issued and outstanding Predecessor Fund Shares will be canceled on the books of the Predecessor Fund. No Successor Fund shall issue certificates representing any class of Successor Fund Shares in connection with such exchange.

1.4.    Ownership of Successor Fund Shares will be shown on the books of each Successor Fund’s transfer agent.

1.5.    Any reporting responsibility of a Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Predecessor Fund.

2.	VALUATION

2.1.    The value of the Assets of each Predecessor Fund shall be determined as of the time for calculation of its net asset value as set forth in the appropriate prospectus for the Predecessor Fund (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures set forth in then-current prospectus and statement of additional information, as supplemented, with respect to each Predecessor Fund and valuation procedures established by Predecessor Trust’s Board of Trustees.

2.2.    All computations of value shall be made by [            ], in its capacity as [            ] for each Predecessor Fund, and shall be subject to confirmation by the corresponding Successor Fund’s recordkeeping agent and independent accountants.

3.	CLOSING AND CLOSING DATE

3.1.    The Closing Date shall be February 18, 2005, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 5:00 p.m., Eastern Time. The Closing shall be held at the offices of Predecessor Trust or at such other time and/or place as the parties may agree.

3.2.    Predecessor Trust shall direct J.P. Morgan Chase Bank, as custodian for each Predecessor Fund (“Predecessor Fund Custodian”), to deliver to Successor Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Predecessor Fund have been delivered in proper form to the corresponding Successor Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Predecessor Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Predecessor Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Predecessor Fund Custodian to JPMorgan Chase Bank, as the custodian for the corresponding Successor Fund (“Successor Fund Custodian”). Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Predecessor Fund as of the Closing Date for the account of the corresponding Successor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Predecessor Fund’s Assets held in book-entry form with a securities depository, as defined in Rule 17f-4 of the 1940 Act, shall be transferred by the Predecessor Fund Custodian to the Successor Fund Custodian for the account of the corresponding Successor Fund as of the Closing Date by book entry, in accordance with the customary practices of the Predecessor Fund Custodian and of each such securities depository. The cash to be transferred by each Predecessor Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.    Predecessor Trust shall direct Boston Financial Data Services, in its capacity as transfer agent for each Predecessor Fund (“Transfer Agent”), to deliver to Successor Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Predecessor Fund Shareholder and the number and percentage ownership of each outstanding class of Predecessor Fund Shares owned by each such shareholder immediately prior to the Closing. Each Successor Fund shall deliver to the Secretary of the corresponding Predecessor Fund a confirmation evidencing that (a) the appropriate number of Successor Fund Shares have been credited to such Predecessor Fund’s account on the books of such Successor Fund pursuant to paragraph 1.1 and (b) the appropriate number of Successor Fund Shares have been credited to the accounts of the Predecessor Fund Shareholders on the books of such Successor Fund pursuant to paragraph 1.5. At the Closing, each Predecessor Fund shall deliver to the corresponding Successor Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such Successor Fund or its counsel may reasonably request.

3.4.    In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of a Predecessor Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of Boards of Trustees of Successor Trust and the Predecessor Trust, accurate appraisal of the value of the net assets of such Predecessor Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.    Except as has been fully disclosed to the Successor Trust in Schedule 4.1 of this Agreement, the Predecessor Trust, on behalf of each Predecessor Fund, represents and warrants to Successor Trust as follows:

(a)    Each Predecessor Fund is duly established as a series of the Predecessor Trust, which is a business trust duly organized, existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Predecessor Trust’s Declaration of Trust (“Charter”), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Predecessor Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Predecessor Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c). The obligations of Successor Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Successor Trust personally, but bind only the assets of Successor Trust and all persons dealing with any series or funds of Successor Trust, such as the Successor Fund, must look solely to the assets of Successor Trust belonging to such series or fund for the enforcement of any claims against Successor Trust.

(b)    Predecessor Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Predecessor Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Predecessor Funds of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)    The current prospectus and statement of additional information of each Predecessor Fund (true and correct copies of which have been delivered to the Successor Trust) conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)    On the Closing Date, the Predecessor Trust, on behalf of each Predecessor Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Successor Trust, on behalf of each corresponding Successor Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)    None of the Predecessor Funds is engaged currently, and the execution, delivery and performance of this Agreement will not result, (i) in a material violation of the Charter or Code of Regulations of Predecessor Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Predecessor Trust, on behalf of any of the Predecessor Funds, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Predecessor Trust, on behalf of any of the Predecessor Funds, is a party or by which it is bound.

(g)    All material contracts or other commitments of the Predecessor Funds (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Predecessor Funds on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by each Predecessor Fund to the corresponding Successor Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)    Except as disclosed in Schedule 4.1 to this Agreement, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Predecessor Trust’s knowledge, threatened against Predecessor Trust, with respect to any Predecessor Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed in Schedule in 4.1 to this Agreement, Predecessor Trust, on behalf of the Predecessor Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)    The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of each of the Predecessor Funds at June 30, 2004, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Successor Trust) present fairly, in all material respects, the financial condition of each of the Predecessor Funds as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Predecessor Funds required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j)    Since June 30, 2004, there has not been any material adverse change in each Predecessor Fund’s financial condition, assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Predecessor Fund of indebtedness, other than the incurrence of indebtedness occurring in the ordinary course of business in accordance with the Predecessor Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Predecessor Fund Shares due to declines in market values of securities held by the Predecessor Fund, the discharge of Predecessor Fund’s Liabilities, or the redemption of Predecessor Fund Shares by shareholders of the Predecessor Fund shall not constitute a material adverse change.

(k)    On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of each of the Predecessor Funds required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Predecessor Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)    For each taxable year of its operation (including the taxable year that includes on the Closing Date), each of the Predecessor Funds has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code.

(m)    All issued and outstanding Predecessor Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Predecessor Trust and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Predecessor Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Predecessor Fund, as provided in paragraph 3.3. None of the Predecessor Funds have outstanding any options, warrants or other rights to subscribe for or purchase any of the Predecessor Fund Shares, nor is there outstanding any security convertible into any of the Predecessor Fund Shares. The Predecessor Fund will review its assets to ensure that at any time prior to the Closing Date its assets do not include any assets that the Successor Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Predecessor Fund, is unsuitable for the Successor Fund to acquire.

(n)    The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Trustees of Predecessor Trust and by the approval of the Predecessor Trust’s shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of the Predecessor Trust, on behalf of each of the Predecessor Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)    The Proxy Statement (as defined in paragraph 5.2), if any, insofar as it relates to the Predecessor Funds, will on the date thereof and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by Successor Trust for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by each of the Predecessor Funds for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2.    Except as has been fully disclosed to the Predecessor Trust in Schedule 4.2, the Successor Trust, on behalf of each Successor Fund, represents and warrants to the Predecessor Trust as follows:

(a)    Each Successor Fund is duly established as a series of the Successor Trust, which is a statutory trust duly organized, existing, and in good standing under the laws of the State of Delaware with the power under Successor Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement. The Successor Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2(b). The obligations of Successor Trust entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of Successor Trust personally, but bind only the assets of Successor Trust and all persons dealing with any series or funds of Successor Trust, such as the Successor Fund, must look solely to the assets of Successor Trust belonging to such series or fund for the enforcement of any claims against Successor Trust.

(b)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Successor Funds of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(c)    Each Successor Fund currently has no assets or liabilities and has carried on no business activities prior to the date first shown above. Prior to the Closing Date, none of the Successor Funds will have any assets or liabilities or will have carried on any business activities.

(d)    None of the Successor Funds is currently engaged in any activities and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Successor Trust’s Declaration of Trust or by-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Successor Trust, on behalf of any of the Successor Funds, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Successor Trust, on behalf of and of the Successor Funds, is a party or by which it is bound.

(e)    No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Successor Trust’s knowledge, threatened against Successor Trust, with respect to any of the Successor Funds or its properties or assets, that, if adversely determined, would materially and adversely affect the Successor Fund’s financial condition or the conduct of its business. The Successor Trust, on behalf of each of the Successor Funds, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Successor Fund’s business or its ability to consummate the transactions herein contemplated.

(f)    Upon consummation of the Reorganization, all issued and outstanding Successor Fund Shares will be duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Successor Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. None of the Successor Funds have outstanding any options, warrants or other rights to subscribe for or purchase any Successor Fund Shares, nor is there outstanding any security convertible into any Successor Fund Shares.

(g)    The execution, delivery and performance of this Agreement, and the transaction contemplated herein, have been duly authorized by all necessary trust action and this Agreement constitutes a valid and binding obligation of the Successor Trust, on behalf of each of the Successor Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(h)    The information to be furnished by each of the Successor Funds for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5.	COVENANTS

Predecessor Trust, on behalf of each Predecessor Fund, and the Successor Trust, on behalf of each Successor Fund, respectively, hereby further covenant as follows:

5.1.    Each Predecessor Fund covenants that it will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.    Predecessor Trust will call a meeting of the shareholders of each Predecessor Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Predecessor Trust will, on behalf of each Predecessor Fund, prepare, file with the Commission, and deliver to the shareholders of such Predecessor Fund in connection with such meeting a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.3.    Each Predecessor Fund covenants that the Successor Fund Shares to be acquired by such Predecessor Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.    Each Predecessor Fund will assist the corresponding Successor Fund in obtaining such information as such Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund Shares.

5.5.    Subject to the provisions of this Agreement, each Successor Fund and the corresponding Predecessor Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.    Each Successor Fund will provide to the corresponding Predecessor Fund such information regarding such Successor Fund as may be reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.7.    Each Successor Fund and the corresponding Predecessor Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8.    The Predecessor Trust, on behalf of each Predecessor Fund, covenants that it will, from time to time, as and when reasonably requested by the Successor Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Successor Trust, on behalf of such Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Predecessor Trust’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) the Successor Trust’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9.    Each Successor Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

5.10.    The Successor Trust shall not change its Declaration of Trust, prospectuses or statements of additional information so as to restrict permitted investments for any of the Successor Funds, except as required by the Securities and Exchange Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PREDECESSOR FUND

The obligations of the Predecessor Trust, on behalf of each Predecessor Fund, to consummate the transactions provided for herein shall be subject, at Predecessor Trust’s election, to the performance by the Successor Trust, on behalf of the corresponding Successor Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.    All representations and warranties of the Successor Trust, on behalf of such Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.    The Successor Trust, on behalf of such Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Trust, on behalf of such Successor Fund, on or before the Closing Date.

6.3.    Successor Trust shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as Predecessor Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) Predecessor Trust’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) Successor Trust’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4.    The Successor Trust, on behalf of such Successor Fund, shall have delivered to such Predecessor Fund a certificate executed in the name of such Successor Fund by the Successor Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Predecessor Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Predecessor Trust shall reasonably request.

6.5.    Such Predecessor Fund and such Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND

The obligations of the Successor Trust, on behalf of each Successor Fund, to complete the transactions provided for herein shall be subject, at the Successor Trust’s election, to the performance by the Predecessor Trust, on behalf of the corresponding Predecessor Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.    All representations and warranties of the Predecessor Trust, on behalf of such Predecessor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.    The Predecessor Trust, on behalf of such Predecessor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Trust, on behalf of such Predecessor Fund, on or before the Closing Date.

7.3.    The Predecessor Trust shall have delivered to such Successor Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Predecessor Trust. Predecessor Trust shall have executed and delivered all such assignments and other instruments of transfer as Successor Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) Predecessor Trust’s title to and possession of the Successor Fund Shares to be delivered hereunder and (b) Successor Trust’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4.    The Predecessor Trust, on behalf of such Predecessor Fund, shall have delivered to the Successor Trust a certificate executed in the name of the Predecessor Trust, on behalf of such Predecessor Fund, and by the Predecessor Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Successor Trust and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Successor Trust shall reasonably request.

7.5.    Such Predecessor Fund and such Successor Fund shall have agreed on the number of full and fractional Successor Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND AND EACH CORRESPONDING PREDECESSOR FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Predecessor Trust, on behalf of each Predecessor Fund, or the Successor Trust, on behalf of each Successor Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1.    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Predecessor Trust, in accordance with the provision of the Charter and Code of Regulations of the Predecessor Trust, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to such Successor Fund.

Notwithstanding anything herein to the contrary, neither the Successor Trust nor the Predecessor Trust may waive the condition set forth in this paragraph 8.1.

8.2.    On the Closing Date no action, suit or other proceeding shall be pending or, to the Successor Trust’s or to the Predecessor Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Successor Trust or the Predecessor Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Successor Fund or such Predecessor Fund, provided that either party hereto may for itself waive any of such conditions.

8.4.    The registration statement of the Predecessor Trust under the 1933 Act and the 1940 Act with respect to each Predecessor Fund shall have been amended to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act, and the Successor Trust shall have expressly adopted such amended registration statement with respect to each Successor Fund for purposes of the 1933 Act and the 1940 Act. In addition, the 1940 Act notification of registration of the Predecessor Trust shall have been amended to reflect the Reorganization, and the Successor Trust shall have expressly adopted such amended notification for purposes of the 1940 Act. No stop order suspending the effectiveness of such registration statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.    The parties shall have received the opinion of Dechert LLP dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions, and representations made by the Predecessor Trust, on behalf of each Predecessor Fund, the Successor Trust, on behalf of each Successor Fund, and their respective authorized officers, (i) the transaction contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Successor Fund and the Predecessor Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Successor Fund upon receipt of the Assets in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the Liabilities; (iii) the basis in the hands of the Successor Fund in the Assets will be the same as the basis of the Predecessor Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Successor Fund will include the periods during which the Assets were held by the Predecessor Fund; (v) no gain or loss will be recognized by the Predecessor Fund upon the transfer of the Assets to the Successor Fund in exchange for the Successor Fund Shares and the assumption by the Successor Fund of all of the Liabilities, or upon the distribution of the Successor Fund Shares by the Predecessor Fund to its shareholders in liquidation; (vi) no gain or loss will be recognized by the Predecessor Fund shareholders upon the exchange of their Predecessor Fund Shares for the Successor Fund Shares; (vii) the aggregate basis of the Successor Fund Shares that each Predecessor Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Predecessor Fund Shares exchanged therefor; (viii) a Predecessor Fund shareholder’s holding period for his or her Successor Fund Shares will be determined by including the period for which he or she held the Predecessor Fund Shares exchanged therefore, provide that he or she held such Predecessor Fund Shares as capital assets; and (ix) the Successor Fund will succeed to, and take into account (subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder) the items of the Predecessor Fund described in Section 381(c) of the Code. The opinion will not address whether gain or loss will be recognized with respect to any contracts subject to Section 1256 of the Code in connection with the reorganization. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Successor Trust and the Predecessor Trust. Notwithstanding anything herein to the contrary, neither the Successor Trust nor the Predecessor Trust may waive the condition set forth in this paragraph 8.5.

8.6.    The parties shall have received the opinion of Ropes & Gray LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance acceptable to both the Predecessor Trust and the Successor Trust) substantially to the effect that, based upon certain facts and certifications made by the Predecessor Trust, on behalf of each Predecessor Fund, the Successor Trust, on behalf of each Successor Fund, and their respective authorized officers, (a) the Predecessor Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and authorized to exercise all of the powers recited in its Charter under the laws of the Commonwealth of Massachusetts, and the Predecessor Funds are series of the Predecessor Trust, (b) this Agreement and the transactions contemplated herein have been approved by all necessary action by the Predecessor Trust and constitutes a valid and binding obligation of the Predecessor Trust, on behalf of each Predecessor Fund, and enforceable against the Predecessor Trust, on behalf of each Predecessor Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors’ rights generally and other customary qualifications, (c) the Predecessor Trust, on behalf of each Predecessor Fund, has all necessary power and authority to sell, assign, convey, transfer and deliver the Assets to the Successor Trust, on behalf of the corresponding Successor Fund, and upon consummation of the transactions contemplated by this Agreement, in accordance with the terms hereof, Predecessor Trust, on behalf of each Predecessor Fund, will have duly sold, assigned, conveyed, transferred and delivered the Assets to the Successor Trust, on behalf of the corresponding Successor Fund, (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not violate, contravene or conflict with any provision of the Charter or Code of Regulations of the Predecessor Trust or the current prospectus and statement of additional information any of the Predecessor Funds or the laws of the Commonwealth of Massachusetts, and (e) no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by Predecessor Trust, on behalf of each Predecessor Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.

8.7.    The parties shall have received the opinion of Ropes & Gray LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance acceptable to both the Predecessor Trust and the Successor Trust) substantially to the effect that, based upon certain facts and certifications made by Predecessor Trust, on behalf of each Predecessor Fund, the Successor Trust, on behalf of each Successor Fund, and their respective authorized officers, (a) the Successor Trust is a statutory trust duly organized and validly existing under the Delaware Statutory Trust Act and authorized to exercise all of the powers recited in its Charter under the laws of the State of Delaware, and the Successor Funds are series of the Successor Trust, (b) the Successor Fund Shares are duly authorized and, upon delivery to Predecessor Trust, on behalf of each Predecessor Fund pursuant to this Agreement, will be validly issued, fully paid and non-assessable by the Successor Trust, (c) this Agreement and the transactions contemplated herein have been approved by all necessary action by the Successor Trust and constitutes a valid and binding obligation of the Successor Trust, on behalf of each Successor Fund, and enforceable against the Successor Trust, on behalf of each Successor Fund, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors’ rights generally, (d) the Successor Trust, on behalf of each Successor Fund, has all necessary power and authority to acquire and assume the Liabilities of the corresponding Predecessor Fund, and upon consummation of the transactions contemplated by this Agreement, in accordance with the terms hereof, the Successor Trust, on behalf of each Successor Fund, will have duly acquired and assumed the Liabilities of the corresponding Predecessor Fund, (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not violate, contravene or conflict with any provision of the Declaration of Trust or by-laws of the Successor Trust or the Delaware Statutory Trust Act and (f) no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Successor Trust, on behalf of each Successor Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws. With respect to certain matters of Delaware law such counsel shall be entitled to state that, with the approval of the Predecessor Trust, they have relied upon the opinion of Delaware counsel, and that its opinion is subject to the same qualifications and limitations with respect to such matters as are contained in the opinion of such Delaware counsel.

8.8.    The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in its Declaration of Trust [or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date,] may not properly acquire.

9.	INDEMNIFICATION

The Successor Trust, out of each Successor Fund’s assets and property (including any amounts paid to the Successor Trust pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Predecessor Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Predecessor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Predecessor Trust or Trustees or officers prior to the Closing Date, provided that such indemnification by the Successor Trust (or any Successor Fund) is not (a) in

violation of any applicable law or (b) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	BROKERAGE FEES AND EXPENSES

10.1.    The Successor Trust, on behalf of each Successor Fund, and the Predecessor Trust, on behalf of each Predecessor Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.    The expenses relating to the Reorganization will be borne by Banc One Investment Advisors Corporation. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and costs of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.    The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant, on behalf of either a Successor Fund or a Predecessor Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each Successor Fund in Section 9 shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of the Successor Trust or the Predecessor Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to a Successor Fund or a Predecessor Fund, respectively. In addition, this Agreement shall be terminated with respect to each Contingent Predecessor Fund, if the shareholders of such Contingent Predecessor Fund approve the Primary Reorganization of such Contingent Predecessor Fund and such Primary Reorganization is consummated.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Predecessor Trust and the Successor Trust.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

if to the Successor Trust, at the address of the Successor Trust set forth in the preamble to this Agreement, in each case to the attention of [Nina O. Shenker] and with a copy to Ropes & Gray LLP, One Metro Center 700 12th Street, NW, Suite 900, Washington, DC 20005, attn: Alan G. Priest;

if to the Predecessor Trust, at the address of the Predecessor Trust set forth in the preamble to this Agreement, in each case to the attention of [Nina O. Shenker] and with a copy to Ropes & Gray LLP, One Metro Center 700 12th Street, NW, Suite 900, Washington, DC 20005, attn: Alan G. Priest.

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

15.1.    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4.    The warranties, representations, and agreements contained in this Agreement made by Predecessor Trust, on behalf of each of the Predecessor Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Successor Trust, on behalf of each of the Successor Funds, are made on a several (and not joint, or joint and several) basis.

15.5.    Pursuant to Rule 145 under the 1933 Act, the Predecessor Fund will, in connection with the issuance of any Successor Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [SUCCESSOR FUND] OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO [SUCCESSOR FUND] SUCH REGISTRATION IS NOT REQUIRED;”

and, further, the Predecessor Fund will issue stop transfer instructions to its transfer agent with respect to such Predecessor Fund Shares.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or any Vice President.

JPMorgan Trust II on behalf of each of its series listed in Exhibit A attached hereto		One Group Mutual Funds on behalf of each of its series listed in Exhibit A attached hereto

By:		By:
	Name:		Name:
	Title:		Title:

Banc One Investment Advisors Corporation with respect to Section 10.2 only

By:
Name:
Title:

EXHIBIT B

COMPARISON OF JPMORGAN TRUST II AND ONE GROUP

Shareholder Liability

Generally, liability is limited for shareholders of JPMorgan Trust II to the same extent as for shareholders of One Group, although, as further noted below, there is the potential, albeit only a remote possibility, that shareholders of One Group may be liable for the obligations of such entity.

JPMorgan Trust II

The Declaration of Trust of JPMorgan Trust II provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to JPMorgan Trust II, the New Funds or any class of shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

One Group

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust for One Group states that shareholders will not be subject to any personal liability in connection with the assets of One Group or for the acts or obligations of One Group. The Declaration of Trust provides for indemnification, out of the assets belonging to the series with respect to which such shareholder’s shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of One Group solely by reason of his or her being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which (i) a court determines that One Group should be treated as a partnership, rather than as a business trust, despite the terms of the Declaration of Trust; (ii) a contractual disclaimer is found to be inadequate; and (iii) a particular Fund itself would be unable to meet its obligations.

Liquidation or Dissolution

JPMorgan Trust II

The Declaration of Trust of JPMorgan Trust II permits a majority of the Trustees to liquidate JPMorgan Trust II, or any class or series of JPMorgan Trust II, upon written notice to shareholders, without submitting the matter for shareholder approval.

One Group

The Declaration of Trust of One Group provides that the Trustees may liquidate any class or series of One Group with the vote of a majority of the outstanding shares of any series or class of One Group.

Liability of Trustees

The Trustees of JPMorgan Trust II and the Trustees of One Group are generally not liable to any person absent willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Furthermore, each entity permits indemnification of such Trustees to the fullest extent permissible under applicable laws.

JPMorgan Trust II

Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee’s duties, a Trustee acting in such capacity shall not be personally liable to any person other than JPMorgan Trust II or a beneficial owner for any act, omission or obligation of JPMorgan Trust II or any Trustee. In addition, the Declaration of Trust provides that any Trustee who has been designated a financial expert in JPMorgan Trust II’s registration statement or shareholder reports (i.e., Form N-CSR) will not be subject to any greater duty of care in discharging such Trustee’s duties and responsibilities by virtue of such designation than a Trustee who has not been so designated. A Trustee or officer of JPMorgan Trust II will be indemnified by JPMorgan Trust II to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee or officer.

One Group

The Declaration of Trust of One Group provides that no Trustee shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of One Group property or the conduct of any of the affairs of One Group. However, the Declaration of Trust does not purport to protect or indemnify a Trustee against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Rights of Inspection

Both One Group and JPMorgan Trust II may withhold the right to inspect records, accounts and books unless granted by law or provided for in a resolution of the Trustees or approved by shareholders at a meeting.

JPMorgan Trust II

Shareholders shall have the right to inspect JPMorgan Trust II’s accounts, books or documents only to the extent such right is conferred by law, by the Trustees or by resolution of the shareholders. No such rights have been conferred to date.

One Group

The Board determines whether, when and to what extent the accounts and books of One Group shall be open to shareholder inspection. No shareholder has a right to inspect any account, book or document except as conferred by law or authorized by the Trustees or by resolution of the shareholders.

Shareholder Voting Rights and Shareholder Meetings

Neither JPMorgan Trust II nor One Group is required to hold annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by an individual Fund; (2) the matter involves any action that the Trustees have determined will affect only the interests of one or more Funds, then only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

JPMorgan Trust II

Each New Fund share held entitles a shareholder of such New Fund to one vote, with fractional shares receiving a proportionate interest. The By-Laws for JPMorgan Trust II permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of JPMorgan Trust II entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

One Group

The Declaration of Trust of One Group provides that shareholders are entitled to one vote for every share with a proportional fractional vote for any fractional share. A special meeting of shareholders of a Fund will be called by the Board upon the written request of holders of not less than 20% of that Fund’s outstanding securities entitled to vote. Written shareholder consents in lieu of a meeting are required to be signed by shareholders representing no less than 2/3 of the shares entitled to vote.

Redomiciliation/Combination Transactions

Unlike One Group, JPMorgan Trust II imposes no requirement for shareholder approval of a proposed merger, reorganization, sale of assets, or other similar transactions involving a New Fund. Shareholder approval may be required, however, under the federal securities laws.

JPMorgan Trust II

Under the Declaration of Trust and Delaware law, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a New Fund or JPMorgan Trust II with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote on a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

One Group

A majority of the outstanding shares of a Fund must approve a merger of the Fund with another business organization, or the sale or exchange of all or substantially all of the property of the Fund.

Amendment of Charter Document

Trustees of JPMorgan Trust II are granted wide latitude to amend its governing instruments without seeking shareholder approval. Generally, the Board of One Group may amend the Declaration of Trust without shareholder approval only in limited circumstances, although the proposed amendments to One Group’s Declaration of Trust included as part of Proposal 1 would expand those circumstances where the Board could amend the Declaration of Trust provided that any such change not adversely affect the economic value or legal rights of shareholders.

JPMorgan Trust II

The Trustees may generally restate, amend or otherwise supplement JPMorgan Trust II’s governing instruments, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders’ voting rights).

One Group

Generally, the Declaration of Trust of One Group may only be amended by the affirmative vote of the majority of shareholders. However, the Board currently may amend the Declaration of Trust without shareholder approval to: (1) cure any error or ambiguity; (2) change the name of One Group; or (3) conform it to the requirements of applicable state or federal laws or regulations or the requirements of the regulated investment company provisions of the Tax Code. One Group’s Code of Regulations may be amended by the Board without shareholder approval.

Derivative and Class Action Suits

Generally, shareholders of JPMorgan Trust II are permitted to bring derivative or class action suits on behalf of their respective entity only after such shareholders have first made a demand upon the Board of Trustees to bring the action on behalf of the applicable entity. The requirements for shareholders of One Group are governed by state law. The Declaration of Trust of JPMorgan Trust II specifically sets forth the procedural requirements a shareholder would need to fulfill and additionally limits such actions to those brought by at least 10% of JPMorgan Trust II’s or a Successor Fund’s shareholders.

JPMorgan Trust II

Shareholders of JPMorgan Trust II or any New Fund may not bring a derivative action to enforce the right of JPMorgan Trust II or the New Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees to bring the action on behalf of JPMorgan Trust II or a New Fund, as applicable, and (2) at least 10% of the shareholders of JPMorgan Trust II or the New Fund, as applicable, join in bringing the derivative action. A shareholder of a particular New Fund is not entitled to participate in a derivative action on behalf of a different New Fund of JPMorgan Trust II.

One Group

Under One Group’s Declaration of Trust, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of One Group or its shareholders. As a prerequisite for bringing a derivative action in Massachusetts, a shareholder must either make a demand on the board to prosecute the litigation or allege facts showing the futility of such a demand.

*  *  *

The foregoing is only a summary of certain characteristics of the operations of JPMorgan Trust II and One Group, their relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing One Group and JPMorgan Trust II for a more thorough description.

EXHIBIT C

CURRENT EXECUTIVE OFFICERS OF ONE GROUP

Name (Year of Birth)	Positions held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch[1] (1962)	President Since 2004	Managing Director, JPMIM; CEO and President of the J.P. Morgan and One Group Funds. An employee since 1986, George leads the firm’s U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, George established J.P. Morgan Investment Management’s sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young[1] (1963)	Senior Vice President Since 2004	Chief Operating Officer JPMorgan Funds (August, 2004 to Present) and One Group Mutual Funds from November 2001 until present. From October 1999 to present, Vice President and Treasurer, One Group Administrative Services, Inc., and Vice President and Treasurer, One Group Dealer Services, Inc.

Stephen M. Ungerman[1] (1953)	Senior Vice President and Chief Compliance Officer Since 2004	Vice President, JPMIM; Previously, head of Fund Administration—Pooled Vehicles. Prior to joining J.P.Morgan Chase & Co., in 2000, he held a number of senior positions in Prudential Financial’s asset and management business, including Associate General Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.

Patricia A. Maleski[1] (1960)	Vice President and Chief Administrative Officer Since 2004	Vice President, JPMIM; Previously, Treasurer JPMorgan Funds and Head of Fund Administration and Board Liaison. Prior to joining J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the heritage JPMorgan Funds.

Scott E. Richter[1] (1956)	Secretary and Chief Legal Officer Since 2003	From February 2003 to present, Senior Associate General Counsel, Bank One Corporation (now known as JPMorgan Chase & Co.). From November 1998 to January 2003, Deputy General Counsel, Institutional Division, INVESCO. From January 1997 to October 1998, Associate General Counsel, Piper Capital Management.

Stephanie J. Dorsey[1] (1969)	Treasurer Since 2004	Director of Mutual Fund Administration, One Group Administrative Services, since January 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan Chase & Co.). from January 2003 to January 2004. Prior to joining Bank One Corporation, she was a Senior Manager at PricewaterhouseCoopers LLP from September 1992 through December 2002.

Janet Squitieri[1] (1961)	AML Compliance Officer Since 2004	Vice President, JPMIM, head of JP Morgan Funds Compliance. Prior to joining JP Morgan Chase & Co. in 2000, Ms. Squitieri held various Compliance Officer positions with different NASD and NYSE member firms, as well as working at the NYSE for 10 years in the 3 areas that comprise the regulatory group.

Jessica K. Ditullio[1] (1962)	Assistant Secretary Since 2000	From August 1990 to present, various attorney positions for Bank One Corporation (now known as JPMorgan Chase & Co.).

Nancy E. Fields[1] (1949)	Assistant Secretary since 2000	From October 1999 to present, Director, Mutual Fund Administration, One Group Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group, Banc One Investment Advisors Corporation.

C-1

Name (Year of Birth)	Positions held with the Trust	Principal Occupations During Past 5 Years
Alaina V. Metz[2] (1967)	Assistant Secretary since 1995	From June 1995 to present, Vice President, BISYS Fund Services Inc.

Christopher D. Walsh[1] (1965)	Assistant Treasurer since 2004	Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA Funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund Administration at Prudential Investments.

[1]	Address is 1111 Polaris Parkway, Suite B-2, Columbus, OH 43240
[2]	Address is BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, OH 43219

C-2

EXHIBIT D

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED FOR AMENDMENT

Borrowing Money

The Health Sciences Fund may not:

Borrow money except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the SEC. The Health Sciences Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

Each Fund (other than the Health Sciences Fund) may:

Borrow money to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or as permitted by order or interpretation of the SEC. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

Investments in Commodities and Commodity Contracts

None of the Funds may:

Purchase or sell commodities or commodity contracts (including futures contracts), except that for bona fide hedging and other permissible purposes: (i) the Equity Funds (other than the Market Neutral Fund and the Real Estate Fund) and the Bond Funds may purchase or sell financial futures contracts and (except for the Treasury & Agency Fund) may purchase call or put options on financial futures contracts, and (ii) the International Equity Index Fund and Diversified International Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on appropriate U.S. exchanges, and may purchase or sell foreign currency on a spot basis.

Investments for Purposes of Exercising Control

None of the Funds may:

Invest in any issuer for purposes of exercising control or management.

D-1

EXHIBIT E

Executive Officers and Directors of Banc One Investment Advisors Corporation (BOIA)

Name and Address*	Principal Occupation
Gary J. Madich	Director, Senior Managing Director,

Evelyn V. Guernsey	Chairperson, President, Chief Executive Officer

John C. Noel	Treasurer and Chief Financial Officer

Verlin L. Horn	Senior Managing Director

Lawrence E. Baumgartner	Director, Senior Managing Director

William T. Norris	Director

Richard P. Butler II	Director, Senior Managing Director

Francis X. Curley	Chief Compliance Officer

James A. Sexton	Director, Senior Managing Director

Susan M. Canning	Corporate Secretary, Chief Legal Officer

*	The business address for each officer and director is 1111 Polaris Parkway, Columbus, Ohio 43271.

Executive Officers and Directors of Security Capital Research & Management (Security Capital)

Name and Address*	Principal Occupation
Anthony R. Manno Jr.	Chairman and President

Michael J. Heller	Treasurer

Scott E. Richter**	Secretary

*	The principal business address of the officers of Security Capital is 11 South LaSalle Street, Chicago, Illinois 60603, unless otherwise specified.
**	The principal business address is 1111 Polaris Parkway, Columbus, Ohio 43271.

E-1

Executive Officers and Directors of Banc One High Yield Partners, LLC (BOHYP)

Name and Address	Principal Occupation
James P. Shanahan**	Manager

William J. Morgan**	Vice President-Portfolio Manager and Manager

John C. Noel*	Chief Financial Officer

Verlin L. Horn*	Manager

Lawrence Baumgartner*	Manager

Gary Madich*	Chairman and Chief Executive Office and Manager

James E. Gibson**	Vice President-Senior Analyst

*	The business address is 1111 Polaris Parkway, Columbus, Ohio 43271.
**	The business address is 8044 Montgomery Road, Suite #382, Cincinnati, Ohio 45236.

Executive Officers and Directors of J.P. Morgan Investment Management Inc. (JPMIM)

Name and Address*	Principal Occupation
Mark B. White	Head of International Business for JPMFAM, Director, Managing Director

Evelyn V. Guernsey	President, Director, Managing Director

George C.W. Gatch	Director, Managing Director

Seth P. Bernstein	Global Head of Fixed Income, Managing Director

Lawrence M. Unrein	Director, Managing Director

Martin R. Porter	Global Head of Equities, Managing Director

Andrew Spencer	Chief Investment Officer of U.S. Retail Business, Managing Director

Anthony M. Roberts	Head of Legal, Managing Director

Francis X. Curley	Chief Compliance Officer, Vice President

*	The business address for each officer and director is 522 Fifth Avenue, New York, New York 10036.

E-2

EXHIBIT F

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of October 27, 2004, the following persons were the owners of more than 5% of the outstanding shares of the following class of shares of the following Funds. Shareholders indicated with an (*) below(*) holding greater than 25% or more of a Fund are “controlling persons” under the 1940 Act.

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP ARIZONA MUNICIPAL BOND FUND	CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	10.242%

ONE GROUP ARIZONA MUNICIPAL BOND FUND	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Record	5.014%

ONE GROUP ARIZONA MUNICIPAL BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	17.608%

ONE GROUP ARIZONA MUNICIPAL BOND FUND	CLASS B	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	11.915%

ONE GROUP ARIZONA MUNICIPAL BOND FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	98.904%

ONE GROUP BALANCED FUND	CLASS A	AMVESCAP NATL TR CO AS AGENT FOR BA FBO SCOTT TRACTOR COMPANY, LLC-SC COMPANIES PROFIT SHARING PLAN PO BOX 105779 ATLANTA GA 30348-5779	Record	12.642%

ONE GROUP BALANCED FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001	Record	90.535%

ONE GROUP BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	11.841%

ONE GROUP BOND FUND	CLASS A	PUTNAM FIDUCIARY TRUST CO TTEE CUST FBO LA Z BOY INC RETIRMENT SAVINGS PLAN ATTN DC PLAN ADMIN MS N-7-L 1 INVESTORS WAY NORWOOD MA 02062-1599	Record	5.817%

ONE GROUP BOND FUND	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	16.774%

ONE GROUP BOND FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	25.851%

ONE GROUP BOND FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	49.343%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP DIVERSIFIED EQUITY FUND	CLASS C	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-001	Record	26.911%

ONE GROUP DIVERSIFIED EQUITY FUND	CLASS C	KEMPER SERVICE COMPANY MASTER ACCOUNT FBO PARTICIPATING KEMFLEX PLANS ATTN: TA ACCOUNTING 7TH FL 811 MAIN ST KANSAS CITY MO 64105-2005	Record	11.628%

ONE GROUP DIVERSIFIED EQUITY FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	59.005%

ONE GROUP DIVERSIFIED EQUITY FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	12.597%

ONE GROUP DIVERSIFIED EQUITY FUND	CLASS I	ONE GROUP INVESTOR GROWTH FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	9.334%

ONE GROUP DIVERSIFIED EQUITY FUND	CLASS I	ONE GROUP INVESTOR BALANCED FD ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	8.959%

ONE GROUP DIVERSIFIED INTERNATIONAL FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	19.823%

ONE GROUP DIVERSIFIED INTERNATIONAL FUND	CLASS C	H&R BLOCK FINANCIAL ADVISORS A/C 3426-2614 THE DIME BUILDING 719 GRISWOLD STREET, STE 1700 DETROIT MI 48226-3318	Record	7.849%

ONE GROUP DIVERSIFIED INTERNATIONAL FUND	CLASS C	ELLIS I WINKLER CAROL R WINKLER JTWROS 9410 SUMMERLOOK CT CHESTERFIELD VA 23832-2482	Record	5.215%

ONE GROUP DIVERSIFIED INTERNATIONAL FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	66.606%

ONE GROUP DIVERSIFIED INTERNATIONAL FUND	CLASS I	NORTHERN TRUST COMPANY CUSTODIAN FBO TEXAS TREASURY SAFEKEEPING TRUST CO BANC ONE A/C# 26 13856 PO BOX 92956 CHICAGO IL 60675-2956	Record	10.608%

ONE GROUP DIVERSIFIED INTERNATIONAL FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	8.086%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP DIVERSIFIED INTERNATIONAL FUND	CLASS I	ONE GROUP INVESTOR GROWTH FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	5.757%

ONE GROUP DIVERSIFIED MID CAP FUND	CLASS A	BANK ONE AS TRUSTEE FBO SIEMENS DEMATIC RAPISTAN SALARIED 4 1 BANK ONE PLAZA, STE IL1-0643 CHICAGO IL 60670-0001	Record	5.809%

ONE GROUP DIVERSIFIED MID CAP FUND	CLASS B	BNY MIDWEST TRUST CO CUST C/F COUNTY EMPLOYEES ANNUITY & BENEFIT FUND OF COOK CNTY ILLINOIS 209 W JACKSON BLVD STE 700 CHICAGO IL 60606-6936	Record	16.866%

ONE GROUP DIVERSIFIED MID CAP FUND	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	8.562%

ONE GROUP DIVERSIFIED MID CAP FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	12.769%

ONE GROUP DIVERSIFIED MID CAP FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	76.450%

ONE GROUP DIVERSIFIED MID CAP FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	9.024%

ONE GROUP DIVERSIFIED MID CAP FUND	CLASS I	ONE GROUP INVESTOR GROWTH FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	8.023%

ONE GROUP EQUITY INCOME FUND	CLASS C	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	9.781%

ONE GROUP EQUITY INCOME FUND	CLASS C	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	7.220%

ONE GROUP EQUITY INCOME FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	66.479%

ONE GROUP EQUITY INCOME FUND	CLASS I	ONE GROUP INVESTOR BALANCED FD ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	18.612%

ONE GROUP EQUITY INCOME FUND	CLASS I	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	11.859%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP EQUITY INDEX FUND	CLASS A	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-0001	Record	5.843%

ONE GROUP EQUITY INDEX FUND	CLASS A	BANK ONE TRUST CO NA TTEE CESSNA SAVINGS PLAN FOR HOURLY EMPLOYEES ATTN: DC PLAN ADMIN TEAM ONE INVESTORS WAY MS C4D NORWOOD MA 02062-1599	Record	5.468%

ONE GROUP EQUITY INDEX FUND	CLASS C	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-0001	Record	16.545%

ONE GROUP EQUITY INDEX FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	69.148%

ONE GROUP EQUITY INDEX FUND	CLASS I	BANK ONE TRUST CO NA TTEE FBO BANK ONE CORPORATION ATTN: DC PLAN ADMIN TEAM ONE INVESTORS WAY MS N2E NORWOOD MA 02062-1599	Record	13.238%

ONE GROUP EQUITY INDEX FUND	CLASS I	PROVIDENT BANK PFA PO BOX 691198 CINCINNATI OH 45269-0001	Record	6.048%

ONE GROUP GOVERNMENT BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	7.021%

ONE GROUP GOVERNMENT BOND FUND	CLASS C	MORGAN KEEGAN & COMPANY, INC. FBO ALABAMA MUNICIPAL INSURANCE COR AMIC—CASH 535 ADAMS AVENUE MONTGOMERY AL 36104-4333	Record	10.621%

ONE GROUP GOVERNMENT BOND FUND	CLASS C	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-0001	Record	8.596%

ONE GROUP GOVERNMENT BOND FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	5.561%

ONE GROUP GOVERNMENT BOND FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	63.185%

ONE GROUP GOVERNMENT BOND FUND	CLASS I	ONE GROUP INVESTOR BALANCED FD ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	17.507%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP GOVERNMENT BOND FUND	CLASS I	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	9.914%

ONE GROUP GOVERNMENT BOND FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	8.660%

ONE GROUP GOVERNMENT MONEY MARKET FUND	ADMIN	BANC ONE CAPITAL MARKETS INC OMNIBUS ACCOUNT ATTN AZUCENA GRANJA 1 BANK ONE PLZ STE IL1-0237 CHICAGO IL 60670-0237	Record	54.277%

ONE GROUP GOVERNMENT MONEY MARKET FUND	ADMIN	ONE GROUP SETTLEMENT ACCOUNT PROCASH PROCESSING 15TH FL ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	Record	33.776%

ONE GROUP GOVERNMENT MONEY MARKET FUND	ADMIN	JP MORGAN CHASE ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973	Record	11.947%

ONE GROUP GOVERNMENT MONEY MARKET FUND	INSTITUTIONAL	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	48.716%

ONE GROUP GOVERNMENT MONEY MARKET FUND	INSTITUTIONAL	JP MORGAN CHASE ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973	Record	17.399%

ONE GROUP GOVERNMENT MONEY MARKET FUND	INSTITUTIONAL	BANC ONE CAPITAL MARKETS INC OMNIBUS ACCOUNT ATTN AZUCENA GRANJA 1 BANK ONE PLZ STE IL1-0237 CHICAGO IL 60670-0237	Record	10.421%

ONE GROUP GOVERNMENT MONEY MARKET FUND	CLASS S	BANK ONE NATIONAL SWEEP OPERATIONS ATTN TERRI MCKIBBEN PO BOX 711214 COLUMBUS OH 43271-0001	Record	71.828%

ONE GROUP GOVERNMENT MONEY MARKET FUND	CLASS S	JP MORGAN CHASE ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973	Record	13.445%

ONE GROUP GOVERNMENT MONEY MARKET FUND	CLASS S	ONE GROUP SETTLEMENT ACCOUNT PROCASH PROCESSING 15TH FL ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	Record	7.904%

ONE GROUP GOVERNMENT MONEY MARKET FUND	CLASS S	BANC ONE CAPITAL MARKETS INC OMNIBUS ACCOUNT ATTN AZUCENA GRANJA 1 BANK ONE PLZ STE IL1-0237 CHICAGO IL 60670-0237	Record	6.823%

ONE GROUP HEALTH SCIENCES FUND	CLASS C	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	7.565%

ONE GROUP HEALTH SCIENCES FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	Record	38.289%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP HEALTH SCIENCES FUND	CLASS I	BANK ONE AS TRUSTEE FBO ELECTRO-MECH CO. 401(K) PROFIT SHAR 1 BANK ONE PLAZA, STE IL1-0643 CHICAGO IL 60670-0001	Record	28.107%

ONE GROUP HEALTH SCIENCES FUND	CLASS I	ONE GROUP DEFERRED COMP PLAN C/O JULIUS L PALLONE 1256 PURITAN AVE BIRMINGHAM MI 48009-4815	Record	14.552%

ONE GROUP HEALTH SCIENCES FUND	CLASS I	ONE GROUP DEFERRED COMP PLAN C/O JOHN F FINN 3641 INTERCHANGE RD COLUMBUS OH 43204-1499	Record	14.551%

ONE GROUP HIGH YIELD BOND FUND	CLASS A	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-0001	Record	5.552%

ONE GROUP HIGH YIELD BOND FUND	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	8.487%

ONE GROUP HIGH YIELD BOND FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	12.130%

ONE GROUP HIGH YIELD BOND FUND	CLASS C	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-001	Record	8.534%

ONE GROUP HIGH YIELD BOND FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	58.747%

ONE GROUP HIGH YIELD BOND FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	13.791%

ONE GROUP HIGH YIELD BOND FUND	CLASS I	ONE GROUP INVESTOR BALANCED FD ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	11.768%

ONE GROUP HIGH YIELD BOND FUND	CLASS I	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	5.331%

ONE GROUP INCOME BOND FUND	CLASS C	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	5.669%

ONE GROUP INCOME BOND FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	69.400%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP INCOME BOND FUND	CLASS I	ONE GROUP INVESTOR BALANCED FD ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	12.461%

ONE GROUP INCOME BOND FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	9.076%

ONE GROUP INCOME BOND FUND	CLASS I	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	6.931%

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	ADMIN	ONE GROUP SETTLEMENT ACCOUNT PROCASH PROCESSING 15TH FL ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	Record	66.042%

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	ADMIN	BANC ONE CAPITAL MARKETS INC OMNIBUS ACCOUNT ATTN AZUCENA GRANJA 1 BANK ONE PLZ STE IL1-0237 CHICAGO IL 60670-0237	Record	31.978%

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	INSTITUTIONAL	JP MORGAN CHASE ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973	Record	27.003%

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	INSTITUTIONAL	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	Record	16.988%

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	INSTITUTIONAL	BANC ONE CAPITAL MARKETS INC OMNIBUS ACCOUNT ATTN AZUCENA GRANJA 1 BANK ONE PLZ STE IL1-0237 CHICAGO IL 60670-0237	Record	9.284%

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	INSTITUTIONAL	CHICAGO MERCANTILE EXCHANGE INC FIRM ACCOUNT ATTN TIM DOAR SOUTH TOWER 6TH FLOOR 30 S WACKER DR CHICAGO IL 60606-7413	Record	5.775%

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	INSTITUTIONAL	MCI INC ATTN VALENCIA LOCUST 1133 19TH ST NW WASHINGTON DC 20036-3604	Record	5.345%

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	INSTITUTIONAL	CHICAGO MERCANTILE EXCHANGE INC CUSTOMER SEGREGATED ACCOUNT ATTN TIM DOAR SOUTH TOWER 6TH FLOOR 30 S WACKER DR CHICAGO IL 60606-7413	Record	5.072%

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	CLASS S	BANK ONE NATIONAL SWEEP OPERATIONS ATTN TERRI MCKIBBEN PO BOX 711214 COLUMBUS OH 43271-0001	Record	65.063%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	CLASS S	ONE GROUP SETTLEMENT ACCOUNT PROCASH PROCESSING 15TH FL ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	Record	14.466%

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	CLASS S	BANC ONE CAPITAL MARKETS INC OMNIBUS ACCOUNT ATTN AZUCENA GRANJA 1 BANK ONE PLZ STE IL1-0237 CHICAGO IL 60670-0237	Record	12.464%

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND	CLASS S	JP MORGAN CHASE ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973	Record	5.491%

ONE GROUP INTERMEDIATE TAX FREE BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	6.205%

ONE GROUP INTERMEDIATE TAX FREE BOND FUND	CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	5.175%

ONE GROUP INTERMEDIATE TAX FREE BOND FUND	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	27.329%

ONE GROUP INTERMEDIATE TAX FREE BOND FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	93.099%

ONE GROUP INTERMEDIATE TAX FREE BOND FUND	CLASS I	ELKAY MANUFACTURING COMPANY ATTN CAROL TOPPING 2222 CAMDEN CT OAK BROOK IL 60523-4674	Record	5.013%

ONE GROUP INTERMEDIATE BOND FUND	CLASS A	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-0001	Record	11.796%

ONE GROUP INTERMEDIATE BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	7.575%

ONE GROUP INTERMEDIATE BOND FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	18.252%

ONE GROUP INTERMEDIATE BOND FUND	CLASS C	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-0001	Record	17.755%

ONE GROUP INTERMEDIATE BOND FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	62.899%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP INTERNATIONAL EQUITY INDEX FUND	CLASS C	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-0001	Record	21.799%

ONE GROUP INTERNATIONAL EQUITY INDEX FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	5.183%

ONE GROUP INTERNATIONAL EQUITY INDEX FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	73.628%

ONE GROUP INTERNATIONAL EQUITY INDEX FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	8.412%

ONE GROUP INTERNATIONAL EQUITY INDEX FUND	CLASS I	ONE GROUP INVESTOR GROWTH FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	7.480%

ONE GROUP INTERNATIONAL EQUITY INDEX FUND	CLASS I	ONE GROUP INVESTOR BALANCED FD ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	7.176%

ONE GROUP INVESTOR BALANCED FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	13.777%

ONE GROUP INVESTOR BALANCED FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	81.490%

ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	7.135%

ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND	CLASS I	BANK ONE TRUST CO NA TTEE FBO BANK ONE CORPORATION ATTN: DC PLAN ADMIN TEAM ONE INVESTORS WAY MS N2E NORWOOD MA 02062-1599*	Record	64.738%

ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	Record	21.521%

ONE GROUP INVESTOR GROWTH FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	23.978%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP INVESTOR GROWTH FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001	Record	65.628%

ONE GROUP INVESTOR GROWTH FUND	CLASS I	AMVESCAP NATIONAL TRUST COMPANY FBO KEARFOTT GUIDANCE & NAVIGATION CORP DEFERRED SAVINGS PLAN PO BOX 105779 ATLANTA GA 30348-5779	Record	8.988%

ONE GROUP INVESTOR GROWTH FUND	CLASS I	AMVESCAP NATL TR CO AS AGENT FOR BA FBO THERM-O-DISC PROFIT SHARING RETIREMENT PLAN PO BOX 105779 ATLANTA GA 30348-5779	Record	7.027%

ONE GROUP INVESTOR GROWTH & INCOME FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	27.470%

ONE GROUP INVESTOR GROWTH & INCOME FUND	CLASS I	BANK ONE TRUST CO NA TTEE FBO BANK ONE CORPORATION ATTN: DC PLAN ADMIN TEAM ONE INVESTORS WAY MS N2E NORWOOD MA 02062-1599*	Record	63.542%

ONE GROUP INVESTOR GROWTH & INCOME FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001	Record	23.592%

ONE GROUP INVESTOR GROWTH & INCOME FUND	CLASS I	BANK ONE AS TRUSTEE FBO KELLY RETIREMENT PLUS 1 BANK ONE PLAZA, STE IL1-0643 CHICAGO IL 60670-0001	Record	6.772%

ONE GROUP KENTUCKY MUNICIPAL BOND FUND	CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	8.243%

ONE GROUP KENTUCKY MUNICIPAL BOND FUND	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Record	5.771%

ONE GROUP KENTUCKY MUNICIPAL BOND FUND	CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	5.701%

ONE GROUP KENTUCKY MUNICIPAL BOND FUND	CLASS A	FIRST CLEARING, LLC A/C 2365-2897 FRED KLUESSENDORF & AVONELLE KLUESSENDORF CO-TTEES 10700 WHEAT FIRST DRIVE GLEN ALLEN VA 23060-9243	Record	5.695%

ONE GROUP KENTUCKY MUNICIPAL BOND FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	96.580%

ONE GROUP LARGE CAP GROWTH FUND	CLASS C	KEMPER SERVICE COMPANY MASTER ACCOUNT FBO PARTICIPATING KEMFLEX PLANS ATTN: TA ACCOUNTING 7TH FL 811 MAIN ST KANSAS CITY MO 64105-2005	Record	22.254%

ONE GROUP LARGE CAP GROWTH FUND	CLASS C	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-0001	Record	21.988%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP LARGE CAP GROWTH FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	55.601%

ONE GROUP LARGE CAP GROWTH FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	13.690%

ONE GROUP LARGE CAP GROWTH FUND	CLASS I	ONE GROUP INVESTOR GROWTH FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	9.361%

ONE GROUP LARGE CAP GROWTH FUND	CLASS I	BANK ONE TRUST CO NA TTEE FBO BANK ONE CORPORATION ATTN: DC PLAN ADMIN TEAM ONE INVESTORS WAY MS N2E NORWOOD MA 02062-1599	Record	8.706%

ONE GROUP LARGE CAP GROWTH FUND	CLASS I	ONE GROUP INVESTOR BALANCED FD ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	6.289%

ONE GROUP LARGE CAP VALUE FUND	CLASS C	KEMPER SERVICE COMPANY MASTER ACCOUNT FBO PARTICIPATING KEMFLEX PLANS ATTN: TA ACCOUNTING 7TH FL 811 MAIN ST KANSAS CITY MO 64105-2005	Record	11.517%

ONE GROUP LARGE CAP VALUE FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	7.095%

ONE GROUP LARGE CAP VALUE FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	60.832%

ONE GROUP LARGE CAP VALUE FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	15.411%

ONE GROUP LARGE CAP VALUE FUND	CLASS I	ONE GROUP INVESTOR GROWTH FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	11.243%

ONE GROUP LARGE CAP VALUE FUND	CLASS I	ONE GROUP INVESTOR BALANCED FD ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	7.081%

ONE GROUP LOUISIANA MUNICIPAL BOND FUND	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	6.202%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP LOUISIANA MUNICIPAL BOND FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	89.490%

ONE GROUP MARKET EXPANSION INDEX FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	10.889%

ONE GROUP MARKET EXPANSION INDEX FUND	CLASS A	PUTNAM FIDUCIARY TRUST CO TTEE DAIKIN AMERICA INC 401(K) P/S PLAN & TRUST ATTN: DC PLAN ADMIN TEAM 1 INVESTORS WAY MS N1H NORWOOD MA 02062-1599	Record	8.160%

ONE GROUP MARKET EXPANSION INDEX FUND	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	12.541%

ONE GROUP MARKET EXPANSION INDEX FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	35.216%

ONE GROUP MARKET EXPANSION INDEX FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	53.584%

ONE GROUP MARKET EXPANSION INDEX FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	15.572%

ONE GROUP MARKET EXPANSION INDEX FUND	CLASS I	ONE GROUP INVESTOR BALANCED FD ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	13.304%

ONE GROUP MARKET EXPANSION INDEX FUND	CLASS I	ONE GROUP INVESTOR GROWTH FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	9.265%

ONE GROUP MARKET EXPANSION INDEX FUND	CLASS I	PUTNAM FIDUCIARY TRUST CO TTEE FBO BANK ONE SAVINGS & INVESTMENT PLAN INVESTORS WAY ATTN DC PLAN ADMIN NORWOOD MA 02062	Record	7.891%

ONE GROUP MARKET NEUTRAL FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	46.909%

ONE GROUP MARKET NEUTRAL FUND	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	50.052%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP MARKET NEUTRAL FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	49.848%

ONE GROUP MARKET NEUTRAL FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	53.909%

ONE GROUP MARKET NEUTRAL FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	15.280%

ONE GROUP MARKET NEUTRAL FUND	CLASS I	ONE GROUP INVESTOR BALANCED FD ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	13.048%

ONE GROUP MARKET NEUTRAL FUND	CLASS I	ONE GROUP INVESTOR GROWTH FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	9.057%

ONE GROUP MARKET NEUTRAL FUND	CLASS I	ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND ONE GROUP SERVICES 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	6.642%

ONE GROUP MICHIGAN MUNICIPAL BOND FUND	CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	5.505%

ONE GROUP MICHIGAN MUNICIPAL BOND FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	98.791%

ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND	CLASS A	DREYFUS SERVICE CORPORATION FBO A/C #846-0981021744 ATTN TIM BARRETT 144 GLENN CURTISS BLVD EAST TOWER 8TH FLOOR UNIONDALE NY 11556-0144	Record	34.578%

ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND	CLASS A	ONE GROUP SETTLEMENT ACCOUNT PROCASH PROCESSING 15TH FL ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	Record	34.415%

ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND	CLASS A	JAMES R DONAHEY PAT J DONAHEY JT TEN 421 HIGHLAND ANN ARBOR MI 48104-1729	Record	16.498%

ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	55.398%

ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND	CLASS I	REICH & TANG SERVICES INC FBO VARIOUS CUSTOMERS ATTN RUBEN TORRES 600TH 5TH AVE NEW YORK NY 10020-2302*	Record	38.398%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND	CLASS I	JP MORGAN CHASE ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973	Record	6.148%

ONE GROUP MID CAP GROWTH FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	7.682%

ONE GROUP MID CAP GROWTH FUND	CLASS A	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIOC) EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	Record	6.437%

ONE GROUP MID CAP GROWTH FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	70.409%

ONE GROUP MID CAP GROWTH FUND	CLASS I	BANK ONE TRUST CO NA TTEE FBO BANK ONE CORPORATION ATTN: DC PLAN ADMIN TEAM ONE INVESTORS WAY MS N2E NORWOOD MA 02062-1599	Record	9.420%

ONE GROWTH MID CAP VALUE FUND	CLASS A	BANK ONE AS TRUSTEE FBO SIEMENS DEMATIC RAPISTAN SALARIED 4 1 BANK ONE PLAZA, STE IL1-0643 CHICAGO IL 60670-0001	Record	6.858%

ONE GROWTH MID CAP VALUE FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	10.933%

ONE GROWTH MID CAP VALUE FUND	CLASS C	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-0001	Record	5.272%

ONE GROWTH MID CAP VALUE FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	77.836%

ONE GROUP MORTGAGE BACKED SECURITIES FUND	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Record	6.950%

ONE GROUP MORTGAGE BACKED SECURITIES FUND	CLASS A	UBS FINANCIAL SERVICES INC FBO ANTHONY GRUPPUSO DOREENA MARANO JTWROS 75 COOLWATER RD BELL CANYON CA 91307-1006	Record	5.372%

ONE GROUP MORTGAGE BACKED SECURITIES FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	44.375%

ONE GROUP MORTGAGE BACKED SECURITIES FUND	CLASS I	MAC & CO A/C ROCF8745212 MUTUAL FUNDS OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	Record	7.464%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP MUNICIPAL INCOME FUND	CLASS A	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-0001	Record	5.620%

ONE GROUP MUNICIPAL INCOME FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	7.780%

ONE GROUP MUNICIPAL INCOME FUND	CLASS C	BANC ONE SECURITIES CORP FBO THE ONE INVESTMENT SOLUTION ATTN WRAP PROCESSING OH1-1244 SUITE J-2 1111 POLARIS PKWY COLUMBUS OH 43271-0001	Record	7.080%

ONE GROUP MUNICIPAL INCOME FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	98.292%

ONE GROUP MUNICIPAL MONEY MARKET FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	97.787%

ONE GROUP MUNICIPAL MONEY MARKET FUND	CLASS A	ONE GROUP SETTLEMENT ACCOUNT PROCASH PROCESSING 15TH FL ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	Record	47.734%

ONE GROUP MUNICIPAL MONEY MARKET FUND	CLASS A	BANK ONE NATIONAL SWEEP OPERATIONS ATTN TERRI MCKIBBEN PO BOX 711214 COLUMBUS OH 43271-0001	Record	39.224%

ONE GROUP OHIO MUNICIPAL BOND FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	87.685%

ONE GROUP OHIO MUNICIPAL BOND FUND	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Record	13.758%

ONE GROUP OHIO MUNICIPAL BOND FUND	CLASS A	ROBERT W BAIRD & CO. INC. A/C 3436-4704 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5300	Record	5.116%

ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	90.668%

ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND	CLASS I	JP MORGAN CHASE ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973	Record	9.083%

ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND	CLASS A	DREYFUS SERVICE CORPORATION FBO A/C #845-0981021736 ATTN TIM BARRETT 144 GLENN CURTISS BLVD EAST TOWER 8TH FLOOR UNIONDALE NY 11556-0144*	Record	66.815%

ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND	CLASS A	ONE GROUP SETTLEMENT ACCOUNT PROCASH PROCESSING 15TH FL ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	Record	31.868%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP PRIME MONEY MARKET FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	59.569%

ONE GROUP PRIME MONEY MARKET FUND	CLASS I	JP MORGAN CHASE ATTN G ZEMAN OR L FERRELL 14221 DALLAS PKWY FL 6 DALLAS TX 75254-2942	Record	14.370%

ONE GROUP PRIME MONEY MARKET FUND	CLASS I	BANK ONE TRUST CO NA TTEE FBO BANK ONE CORPORATION ATTN: DC PLAN ADMIN TEAM ONE INVESTORS WAY MS N2E NORWOOD MA 02062-1599	Record	7.646%

ONE GROUP PRIME MONEY MARKET FUND	CLASS I	ONE GROUP BOND ATTN STEPHANIE DORSEY 1111 POLARIS PKWY OH1-1235 COLUMBUS OH 43240-2050	Record	5.646%

ONE GROUP PRIME MONEY MARKET FUND	CLASS A	BANK ONE NATIONAL SWEEP OPERATIONS ATTN TERRI MCKIBBEN PO BOX 711214 COLUMBUS OH 43271-0001*	Record	57.330%

ONE GROUP PRIME MONEY MARKET FUND	CLASS A	ONE GROUP SETTLEMENT ACCOUNT PROCASH PROCESSING 15TH FL ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	Record	28.761%

ONE GROUP PRIME MONEY MARKET FUND	CLASS C	H&R BLOCK FINANCIAL ADVISORS A/C 5294-8260 THE DIME BUILDING 719 GRISWOLD STREET, STE 1700 DETROIT MI 48226-3318	Record	13.642%

ONE GROUP PRIME MONEY MARKET FUND	CLASS C	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	5.759%

ONE GROUP PRIME MONEY MARKET FUND	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Record	5.239%

ONE GROUP SHORT-TERM BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	5.983%

ONE GROUP SHORT-TERM BOND FUND	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	8.430%

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	10.946%

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	8.789%

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	97.372%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP SMALL CAP GROWTH FUND	CLASS A	BANK ONE AS TRUSTEE FBO SIEMENS DEMATIC RAPISTAN SALARIED 4 1 BANK ONE PLAZA, STE IL1-0643 CHICAGO IL 60670-0001	Record	10.158%

ONE GROUP SMALL CAP GROWTH FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	39.029%

ONE GROUP SMALL CAP GROWTH FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	77.104%

ONE GROUP SMALL CAP GROWTH FUND	CLASS I	ONE GROUP INVESTOR GROWTH & INCOME FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	5.839%

ONE GROUP SMALL CAP GROWTH FUND	CLASS I	PUTNAM FIDUCIARY TRUST CO TTEE FBO BANK ONE SAVINGS & INVESTMENT PLAN INVESTORS WAY ATTN DC PLAN ADMIN NORWOOD MA 02062	Record	5.422%

ONE GROUP SMALL CAP GROWTH FUND	CLASS I	ONE GROUP INVESTOR GROWTH FUND ONE GROUP SERVICES COMPANY 1111 POLARIS PARKWAY SUITE 2G PO BOX 711235 OH1-1235 COLUMBUS OH 43240-2050	Record	5.193%

ONE GROUP SMALL CAP VALUE FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	5.820%

ONE GROUP SMALL CAP VALUE FUND	CLASS B	BNY MIDWEST TRUST CO CUST C/F COUNTY EMPLOYEES ANNUITY & BENEFIT FUND OF COOK CNTY ILLINOIS 209 W JACKSON BLVD STE 700 CHICAGO IL 60606-6936	Record	9.427%

ONE GROUP SMALL CAP VALUE FUND	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	7.393%

ONE GROUP SMALL CAP VALUE FUND	CLASS C	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	32.253%

ONE GROUP SMALL CAP VALUE FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	78.946%

ONE GROUP TAX-FREE BOND FUND	Class A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	6.092%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP TAX-FREE BOND FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	98.864%

ONE GROUP TECHNOLOGY FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001*	Record	97.908%

ONE GROUP TREASURY & AGENCY FUND	CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	20.072%

ONE GROUP TREASURY & AGENCY FUND	CLASS A	TRUSTLYNX & CO ACCT # 00TD2 TRUSTLYNX PO BOX 173736 DENVER CO 80217-3736	Record	6.136%

ONE GROUP TREASURY & AGENCY FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	81.763%

ONE GROUP TREASURY & AGENCY FUND	CLASS I	J P MORGAN TRUST CO NATIONAL ASSOCIATION AS TRUSTEE ATTN ARLA SCOTT 600 TRAVIS ST FL 11 HOUSTON TX 77002-3009	Record	9.944%

ONE GROUP TREASURY ONLY MONEY MARKET FUND	ADMIN	JP MORGAN CHASE ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973	Record	82.194%

ONE GROUP TREASURY ONLY MONEY MARKET FUND	ADMIN	ONE GROUP SETTLEMENT ACCOUNT PROCASH PROCESSING 15TH FL ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	Record	9.638%

ONE GROUP TREASURY ONLY MONEY MARKET FUND	ADMIN	BANC ONE CAPITAL MARKETS INC OMNIBUS ACCOUNT ATTN AZUCENA GRANJA 1 BANK ONE PLZ STE IL1-0237 CHICAGO IL 60670-0237	Record	8.168%

ONE GROUP TREASURY ONLY MONEY MARKET FUND	INSTITUTIONAL	JP MORGAN CHASE ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973*	Record	56.246%

ONE GROUP TREASURY ONLY MONEY MARKET FUND	INSTITUTIONAL	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	Record	30.634%

ONE GROUP TREASURY ONLY MONEY MARKET FUND	CLASS S	BANK ONE NATIONAL SWEEP OPERATIONS ATTN TERRI MCKIBBEN PO BOX 711214 COLUMBUS OH 43271-0001	Record	81.107%

ONE GROUP TREASURY ONLY MONEY MARKET FUND	CLASS S	ONE GROUP SETTLEMENT ACCOUNT PROCASH PROCESSING 15TH FL ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	Record	15.481%

ONE GROUP U.S. GOVERNMENT SECURITIES MONEY MARKET FUND	CLASS A	BANK ONE NATIONAL SWEEP OPERATIONS ATTN TERRI MCKIBBEN PO BOX 711214 COLUMBUS OH 43271-0001*	Record	99.970%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP U.S. GOVERNMENT SECURITIES MONEY MARKET FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	Record	78.712%

ONE GROUP U.S. GOVERNMENT SECURITIES MONEY MARKET FUND	CLASS I	JP MORGAN CHASE ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973	Record	20.434%

ONE GROUP ULTRA SHORT-TERM BOND FUND	CLASS A	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	6.030%

ONE GROUP ULTRA SHORT-TERM BOND FUND	CLASS B	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Record	6.768%

ONE GROUP ULTRA SHORT-TERM BOND FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001*	Record	55.380%

ONE GROUP ULTRA SHORT-TERM BOND FUND	CLASS I	JP MORGAN AS CUST FOR PORSCHE BUSINESS SERVICES ATTN DAVID CARRASQUILLO 3 METROTECH CTR BROOKLYN NY 11245-0001	Record	6.730%

ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND	CLASS A	BANK ONE NATIONAL SWEEP OPERATIONS ATTN TERRI MCKIBBEN PO BOX 711214 COLUMBUS OH 43271-0001*	Record	71.914%

ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND	CLASS A	ONE GROUP SETTLEMENT ACCOUNT PROCASH PROCESSING 15TH FL ONE PERSHING PLAZA JERSEY CITY NJ 07399-0001	Record	24.530%

ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Record	19.181%

ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND	CLASS C	RONALD A BABBITT KATHLEEN K BABBITT JTWROS 530 EMERALD DR CAMPOBELLO SC 29322-9412	Record	11.736%

ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND	CLASS C	BANK ONE AS TRUSTEE FBO CHEMGUARD, INC. EMP SAVINGS & RETIR 1 BANK ONE PLAZA, STE IL1-0643 CHICAGO IL 60670-0001	Record	10.662%

ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND	CLASS C	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	9.491%

ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND	CLASS C	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	7.860%

ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND	CLASS C	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	7.530%

ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND	CLASS I	JP MORGAN CHASE ATTN VIRGINIA DELGADO 2 JIP 6-133 14202 DALLAS PKWY FL 6 DALLAS TX 75254-2973*	Record	69.886%

Fund	Class	Name and Address of Owner	Type of Ownership	Percentage of Class of Shares
ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND	CLASS I	STRAFE AND CO PO BOX 711234 COLUMBUS OH 43271-0001	Record	29.856%

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	Record	6.584%

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND	CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	6.490%

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND	CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	6.389%

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND	CLASS A	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	Record	5.107%

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND	CLASS I	STRAFE & CO BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS, OH 43271-0001*	Record	83.544%

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND	CLASS I	SECURITY NATIONAL TRUST COMPANY 1300 CHAPLINE ST WHEELING WV 26003-3348	Record	15.276%

EXHIBIT G

FORM OF

INVESTMENT ADVISORY AGREEMENT

AGREEMENT (“Agreement”) made as of August     , 2004 between ONE GROUP MUTUAL FUNDS, a Massachusetts business trust (herein called the “Fund”), and J.P. MORGAN INVESTMENT MANAGEMENT, INC., a Delaware corporation, with its principal office in New York, New York (herein called the “Investment Adviser”).

WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Fund desires to retain the Investment Adviser to furnish investment advisory and related services to the investment portfolios of the Fund identified in Schedule A hereto (the “Portfolios”) and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services; and

WHEREAS, on August 12, 2004, the Board of Trustees of the Fund approved (i) the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be known as JPMorgan Trust II, subject to the approval of the redomiciliation transaction by shareholders of the Fund at a shareholder meeting to be held January 20, 2005 (“Redomiciliation”); and

WHEREAS, the Redomiciliation transaction described above, if approved by shareholders, is expected to close on or about February 18, 2005, or such later date as the parties to each such transaction shall agree (each a “Closing Date”); and

WHEREAS, the parties agree that, if the Redomiciliation is approved by shareholders, this Agreement shall continue in effect with respect to the Portfolios following the Redomiciliation for the remaining term of this Agreement and JPMorgan Trust II shall succeed to the rights and obligations of the Fund under this Agreement effective as of the close of business on the Closing Date with respect to the Redomiciliation; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

(1)    Appointment. The Fund hereby appoints the Investment Adviser to act as investment adviser to the Portfolios for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(2)    Delivery of Documents. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following documents:

(a)    the Fund’s Amended and Restated Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on March 5, 1999, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b)    the Fund’s Code of Regulations and amendments thereto;

(c)    resolutions of the Fund’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

(d)    the Fund’s original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (“SEC”) on February 20, 1985 and all amendments thereto;

(e)    the Fund’s current Registration Statement with respect to the Portfolios on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”), and under the 1940 Act as filed with the SEC; and

(f)    the Portfolios’ most recent prospectus(es) and Statement of Additional Information (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the “Prospectus”).

The Fund will promptly provide copies of all amendments of or supplements to the foregoing documents to the Investment Adviser. In addition, the Fund will furnish promptly the following documents to the Investment Adviser upon their effectiveness:

(a)    any Certificate of Trust for JPMorgan Trust II filed with the Secretary of State of the State of Delaware, and all amendments thereto or restatements thereof;

(b)    any Declaration of Trust for JPMorgan Trust II and all amendments thereto or restatements thereof (referred to herein as the “New Declaration of Trust”); and

(c)    any by-laws for JPMorgan Trust II and all amendments thereto.

(3)    Management. Subject to the supervision of the Fund’s Board of Trustees, the Investment Adviser will provide or cause to be provided a continuous investment program for each Portfolio, including investment research and management with respect to all securities and investments and cash equivalents in said Portfolios. The Investment Adviser will determine or cause to be determined from time to time what securities and other investments will be purchased, retained or sold by the Fund with respect to the Portfolios and will place or cause to be placed orders for purchase and sale on behalf of the Fund with respect to the Portfolios. The Investment Adviser will provide the services under this Agreement in accordance with each Portfolio’s investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Fund’s Board of Trustees. The Investment Adviser further agrees that it:

(a)    will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)    will comply in all material respects with all applicable Rules and Regulations of the SEC and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Investment Adviser;

(c)    will not make loans to any person to purchase or carry units of beneficial interest in the Fund or make loans to the Fund;

(d)    will place or cause to be placed orders pursuant to its investment determinations for the Fund, with respect to the Portfolios, either directly with the issuer or with any broker or dealer. In regard to such orders placed with brokers and dealers, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser or any such sub-investment adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to One Group Dealer Services, Inc., the Investment Adviser, any sub-adviser employed by the Investment Adviser, or any affiliated person of the Fund, One Group Dealer Services, Inc., the Investment Adviser or any sub-adviser employed by the Investment Adviser, except to the extent permitted by the 1940 Act;

(e)    will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and the Portfolios and prior, present or potential interest holders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund; and

(f)    will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Portfolios, the Investment Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for a Portfolio’s account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by a Portfolio.

(4)    Use of Sub-Investment Adviser. The Investment Adviser may, subject to the approvals required under the 1940 Act, employ a sub-investment adviser to assist the Investment Adviser in the performance of its duties under this Agreement. Such use does not relieve the Investment Adviser of any duty or liability it would otherwise have under this Agreement. Compensation of the Sub-Investment Adviser for services provided and expenses assumed under any agreement between the Investment Adviser and the Sub-Investment Adviser permitted under this paragraph is the sole responsibility of the Investment Adviser.

(5)    Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Investment Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Investment

Adviser, or any subsidiary or affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

(6)    Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

(7)    Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Portfolios. Each Portfolio will be responsible for all of the expenses and liabilities of that Portfolio.

(8)    Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Portfolios will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly on the first business day of each month at the applicable annual rate set forth on Schedule A hereto. If the fee payable to the Investment Adviser pursuant to this paragraph begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Portfolio’s net assets shall be computed in the manner specified in the Prospectus and the Fund’s Declaration of Trust (or New Declaration of Trust, as applicable) for the computation of the value of a Portfolio’s net assets in connection with the determination of the net asset value of the Portfolio’s shares.

If in any fiscal year the aggregate expenses of any of the Portfolios (as defined under the securities regulations of any state having jurisdiction over the Fund) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Portfolio for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Portfolio to the Investment Adviser hereunder (after giving effect to any waiver of fees agreed to by the Investment Adviser) to the aggregate fees otherwise payable by the Portfolio to the Investment Adviser hereunder (after giving effect to any waiver of fees agreed to by the Investment Adviser). The obligation of the Investment Adviser to reimburse the Portfolios hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Portfolios for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Fund so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

(9)    Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(10)    Duration and Termination. This Agreement shall not take effect with respect to a Portfolio until it has been approved by a vote of a majority of the outstanding voting securities of such Portfolio (as defined in the 1940 Act), and both (a) the Board of Trustees of the Fund and (b) those Trustees of the Fund who are not “interested persons” of the Fund (as defined in the 1940 Act), cast in person at a meeting called, among other things, for the purpose of voting on this Agreement. Provided that the requisite shareholder approval has been obtained, this agreement shall be effective as of February 19, 2005. Unless sooner terminated as provided herein, this Agreement shall continue in effect until October 31, 2006. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Portfolio for successive periods of twelve months each ending on November 30 of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Fund’s Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Fund’s Board of Trustees or by the vote of a majority of the outstanding voting securities of such Portfolio. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Portfolio at any time on sixty days written notice, without the payment of any penalty, by the Fund (by vote of the Fund’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio) or by the Investment Adviser. The termination of this Agreement with respect to one Portfolio shall not result in the termination of this Agreement with respect to any other Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meaning of such terms in the 1940 Act.)

(11)    Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(12)    Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(13)    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(14)    Governing Law; Liability. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of Delaware.

The names “One Group® Mutual Funds” and “Trustees of One Group® Mutual Funds” refer respectively to the Fund created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 23, 1985, as amended and restated February 18, 1999, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “One Group® Mutual Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Fund personally, but bind only the assets of the Fund, and all persons dealing with any series of Shares of the Fund must look solely to the assets of the Fund belonging to such series for the enforcement of any claims against the Fund.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

One Group Mutual Funds

By:

Title:

J.P. Morgan Investment Management, Inc.

By:

Title:

Schedule A

to

Investment Advisory Agreement

between

One Group Mutual Funds

and

J.P. Morgan Investment Management, Inc.

Portfolios and Advisory Fee Rates

Name as of August 12, 2004	New Name as of February 19, 2005	Fee Rate
One Group International Equity Index Fund	JPMorgan International Equity Index Fund	0.55% of average daily net assets

EXHIBIT H-1

AMENDED AND RESTATED

SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of August     , 2004 by and between BANC ONE INVESTMENT ADVISORS CORPORATION, an Ohio corporation with its principal office in Columbus, Ohio (hereinafter called the “Investment Adviser”), and BANC ONE HIGH YIELD PARTNERS, LLC, an investment adviser with its principal office in Columbus, Ohio (hereinafter called the “Sub-Adviser”).

WHEREAS, the Investment Adviser serves as the investment adviser to One Group® High Yield Bond Fund (the “Fund”), a series of One Group® Mutual Funds (the “Trust”), a Massachusetts business trust and an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a written agreement between the Trust and the Investment Adviser (“Investment Advisory Agreement”); and

WHEREAS, the Investment Adviser desires to continue to retain the Sub-Adviser to provide investment sub-advisory services to the Trust with regard to the Fund and the Sub-Adviser is willing and believes it possesses legal authority to make available such services; and

WHEREAS, on March 31, 2003, the Investment Adviser and the Sub-Adviser entered into a sub-investment advisory agreement, which had been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act (the “Original Agreement”); and

WHEREAS, on August 12, 2004, the Board of Trustees of the Trust approved resolutions approving the continuance of the Original Agreement for another one year term, and approving this amendment and restatement of the Original Agreement; and

WHEREAS, at a meeting held on August 12, 2004, the Board of Trustees of the Trust approved the redomiciliation of the Trust as a Delaware statutory trust to be known as JPMorgan Trust II, subject to the approval of the redomiciliation transaction by shareholders of the Trust at a shareholder meeting to be held January 20, 2005 (“Redomiciliation”); and

WHEREAS, the Redomiciliation transaction described above, if approved by shareholders, is expected to close on or about February 18, 2005, or such later date as the parties to each such transaction shall agree (each a “Closing Date”); and

WHEREAS, the parties agree that, if the Redomiciliation is approved by shareholders, this Agreement shall continue in effect with respect to the Fund following the Redomiciliation for the remaining term of this Agreement and JPMorgan Trust II shall succeed to the rights and obligations of the Trust under this Agreement effective as of the close of business on the Closing Date with respect to the Redomiciliation;

WHEREAS, the Sub-Adviser is an Ohio limited liability company that is currently 51% owned by the Investment Adviser and 49% owned by Pacholder Associates, Inc. (“Pacholder”); and

WHEREAS, the Investment Adviser and Pacholder are presently negotiating the sale by Pacholder of its entire interest in the Sub-Adviser to the Investment Adviser (“Transaction”), however, the terms of the Transaction had not yet been determined as of the date of this Agreement; and

WHEREAS, in the event that the Transaction occurs, the resulting change of control will be deemed to be a change of control within the meaning of the 1940 Act and this Agreement will terminate unless its continuation is specifically approved by shareholders of the Fund; and

WHEREAS, on August 12, 2004, the Board approved the continuance of the Agreement to the end of the initial term of the Agreement, subject to shareholder approval, in the event of the consummation of the Transaction prior to August 1, 2005;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

(1)    Retention. The Investment Adviser hereby retains the Sub-Adviser to provide certain sub-investment advisory services herein set forth to it with regard to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such retention and agrees to furnish the services herein set forth for the compensation herein provided.

H-1-1

(2)    Delivery of Documents. The Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)    the Trust’s Amended and Restated Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on March 5, 1999, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b)    the Trust’s Code of Regulations and amendments thereto;

(c)    resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

(d)    the Trust’s original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on February 20, 1985 and all amendments thereto;

(e)    the Trust’s current Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and under the 1940 Act with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto; and

(f)    the Trust’s most recent prospectus and Statement of Additional Information relating to the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the “Prospectus”).

The Investment Adviser will promptly furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing documents. In addition, the Investment Adviser will promptly furnish the Sub-Adviser with the following documents to the Sub-Adviser upon their effectiveness:

(a)    any Certificate of Trust for JPMorgan Trust II filed with the Secretary of State of the State of Delaware, and all amendments thereto or restatements thereof;

(b)    any Declaration of Trust for JPMorgan Trust II and all amendments thereto or restatements thereof (referred to herein as the “New Declaration of Trust”); and

(c)    any by-laws for JPMorgan Trust II and all amendments thereto.

(3)    Management. Subject always to the instructions and supervision of the Investment Adviser and the Trust’s Board of Trustees, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund and will place all purchase and sale orders on behalf of the Trust with respect to the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust’s Board of Trustees. The Sub-Adviser further agrees that it:

(a)    will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)    will comply in all material respects with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Sub-Adviser;

(c)    will not make loans to any person to purchase or carry units of beneficial interest (“Shares”) in the Fund or make loans to the Trust;

(d)    will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to One Group Dealer Services, Inc., the Investment Adviser, the Sub-Adviser or any affiliated person of either the Trust, One Group Dealer Services, Inc., the Investment Adviser, or the Sub-Adviser, except to the extent permitted by the 1940 Act;

(e)    will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for

H-1-2

any purpose other than in the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld. The foregoing shall not apply to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required or requested to be disclosed by the Securities and Exchange Commission or any other regulatory examiner of the Sub-Adviser, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation. Nothing herein shall restrict the Sub-Adviser’s ability to publish information regarding the performance of accounts under its management; and

(f)    will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Fund, the Sub-Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund’s account are customers of the Investment Adviser, the Sub-Adviser or the parents or subsidiaries or affiliates of the Investment Adviser or Sub-Adviser. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

(4)    Services Not Exclusive. The investment advisory services furnished by the Sub-Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Sub-Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any subsidiary or affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

(5)    Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request; provided, however, that the Sub-Adviser may retain copies of any or all such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act all records which it maintains for the Fund that are required to be maintained by Rule 31a-1 under the 1940 Act.

(6)    Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust. The Trust and the Investment Adviser will be responsible for all of their respective expenses and liabilities.

(7)    Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month at an annual rate of seventy one-hundredths of one percent (0.70%) of the Fund’s average daily net assets. Effective February 19, 2005, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month at an annual rate of sixty one-hundredths of one percent (0.60%) of the Fund’s average daily net assets. The Sub-Adviser agrees to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by the Investment Adviser under the Investment Advisory Agreement between the Trust and the Investment Adviser.

If the fee payable to the Sub-Adviser pursuant to this Section 7 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Trust’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s Declaration of Trust (or New Declaration of Trust, as applicable) for the computation of the value of the Trust’s net assets in connection with the determination of the net asset value of the Trust’s shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

(8)    Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or fact or for any loss suffered by the Trust or the Investment Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(9)    Duration and Termination. This Agreement will become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until November 30, 2005. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months each ending on

H-1-3

November 30th of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of the Trust, the Sub-Adviser, or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days’ written notice, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), by the Investment Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of (1) its assignment, including the consummation of the Transaction (unless shareholders of the Fund have approved the continuance of this Agreement prior the consummation of the Transaction), or (2) termination of the Investment Advisory Agreement between the Trust and the Investment Adviser. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meaning of such terms in the 1940 Act.)

(10)    Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(11)    Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

The names “One Group® Mutual Funds” and “Trustees of One Group® Mutual Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 23, 1985, as amended and restated February 18, 1999, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “One Group® Mutual Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

H-1-4

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Banc One Investment Advisors Corporation

By:
Name:
Title:

Banc One High Yield Partners, LLC

By:
Name:
Title:

One Group Mutual Funds hereby acknowledges and agrees to the provisions of paragraph 3(e) of this Agreement.

One Group Mutual Funds

By:
Name:
Title:

H-1-5

EXHIBIT H-2

AMENDED AND RESTATED

SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of August     , 2004 by and between BANC ONE INVESTMENT ADVISORS CORPORATION, an Ohio corporation with its principal office in Columbus, Ohio (hereinafter called the “Investment Adviser”), and BANC ONE HIGH YIELD PARTNERS, LLC, an investment adviser with its principal office in Columbus, Ohio (hereinafter called the “Sub-Adviser”).

WHEREAS, the Investment Adviser serves as the investment adviser to One Group® Income Bond Fund (the “Fund”), a series of One Group® Mutual Funds (the “Trust”), a Massachusetts business trust and an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to a written agreement between the Trust and the Investment Adviser (“Investment Advisory Agreement”); and

WHEREAS, the Investment Adviser desires to continue to retain the Sub-Adviser to provide investment sub-advisory services to the Fund with regard to corporate fixed-income securities and instruments which are rated below investment grade or unrated corporate fixed-income securities of similar quality (collectively, “High Yield Assets”) and the Sub-Adviser is willing and believes it possesses legal authority to make available such services; and

WHEREAS, on March 31, 2003, the Investment Adviser and the Sub-Adviser entered into a sub-investment advisory agreement, which had been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act (the “Original Agreement”); and

WHEREAS, on August 12, 2004, the Board of Trustees of the Trust approved resolutions approving the continuance of the Original Agreement for another one year term, and approving this amendment and restatement of the Original Agreement; and

WHEREAS, at a meeting held on August 12, 2004, the Board of Trustees of the Trust approved the redomiciliation of the Trust as a Delaware statutory trust to be known as JPMorgan Trust II, subject to the approval of the redomiciliation transaction by shareholders of the Trust at a shareholder meeting to be held January 20, 2005 (“Redomiciliation”); and

WHEREAS, the Redomiciliation transaction described above, if approved by shareholders, is expected to close on or about February 18, 2005, or such later date as the parties to each such transaction shall agree (each a “Closing Date”); and

WHEREAS, the parties agree that, if the Redomiciliation is approved by shareholders, this Agreement shall continue in effect with respect to the Fund following the Redomiciliation for the remaining term of this Agreement and JPMorgan Trust II shall succeed to the rights and obligations of the Trust under this Agreement effective as of the close of business on the Closing Date with respect to the Redomiciliation;

WHEREAS, the Sub-Adviser is an Ohio limited liability company that is currently 51% owned by the Investment Adviser and 49% owned by Pacholder Associates, Inc. (“Pacholder”); and

WHEREAS, the Investment Adviser and Pacholder are presently negotiating the sale by Pacholder of its entire interest in the Sub-Adviser to the Investment Adviser (“Transaction”), however, the terms of the Transaction had not yet been determined as of the date of this Agreement; and

WHEREAS, in the event that the Transaction occurs, the resulting change of control will be deemed to be a change of control within the meaning of the 1940 Act and this Agreement will terminate unless its continuation is specifically approved by shareholders of the Fund; and

WHEREAS, on August 12, 2004, the Board approved the continuance of the Agreement to the end of the initial term of the Agreement, subject to shareholder approval, in the event of the consummation of the Transaction prior to August 1, 2005;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

(1)    Retention. The Investment Adviser hereby retains the Sub-Adviser to provide certain sub-investment advisory services set forth herein to it with regard to investments by the Fund in High Yield Assets for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such retention and agrees to furnish the services herein set forth for the compensation herein provided.

H-2-1

(2)    Delivery of Documents. The Investment Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)    the Trust’s Amended and Restated Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on March 5, 1999, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b)    the Trust’s Code of Regulations and amendments thereto;

(c)    resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

(d)    the Trust’s original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on February 20, 1985 and all amendments thereto;

(e)    the Trust’s current Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and under the 1940 Act with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto; and

(f)    the Trust’s most recent prospectus and Statement of Additional Information relating to the Fund (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the “Prospectus”).

The Investment Adviser will promptly furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing documents. In addition, the Investment Adviser will promptly furnish the Sub-Adviser with the following documents to the Sub-Adviser upon their effectiveness:

(a)    any Certificate of Trust for JPMorgan Trust II filed with the Secretary of State of the State of Delaware, and all amendments thereto or restatements thereof;

(b)    any Declaration of Trust for JPMorgan Trust II and all amendments thereto or restatements thereof (referred to herein as the “New Declaration of Trust”); and

(c)    any by-laws for JPMorgan Trust II and all amendments thereto.

(3)    Management. Subject always to the instructions and supervision of the Investment Adviser and the Trust’s Board of Trustees, the Sub-Adviser will provide a continuous investment program for High Yield Assets with respect to those assets of the Fund that are designated by the Investment Adviser for investment in High Yield Assets from time to time (the “Portfolio”), including investment research and management with respect to all securities and investments constituting High Yield Assets and cash equivalents related thereto. Subject to any restrictions, instructions, or guidelines provided by either the Fund or the Investment Adviser, the Sub-Adviser will determine from time to time what High Yield Assets will be purchased, retained or sold by the Trust with respect to the Portfolio and will place all purchase and sale orders on behalf of the Fund with respect to the Portfolio. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust’s Board of Trustees. The Sub-Adviser further agrees that it:

(a)    will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)    will comply in all material respects with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Sub-Adviser;

(c)    will not make loans to any person to purchase or carry units of beneficial interest (“Shares”) in the Fund or make loans to the Trust;

(d)    will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to One Group Dealer Services, Inc., the Investment Adviser, the Sub-Adviser or any affiliated person of either the Trust, One Group Dealer Services, Inc., the Investment Adviser, or the Sub-Adviser, except to the extent permitted by the 1940 Act;

H-2-2

(e)    will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than in the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld. The foregoing shall not apply to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required or requested to be disclosed by the Securities and Exchange Commission or any other regulatory examiner of the Sub-Adviser, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation. Nothing herein shall restrict the Sub-Adviser’s ability to publish information regarding the performance of accounts under its management; and

(f)    will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Fund, the Sub-Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund’s account are customers of the Investment Adviser, the Sub-Adviser or the parents or subsidiaries or affiliates of the Investment Adviser or Sub-Adviser. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

(4)    Services Not Exclusive. The investment advisory services furnished by the Sub-Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Sub-Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any subsidiary or affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

(5)    Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request; provided, however, that the Sub-Adviser may retain copies of any or all such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act all records which it maintains for the Fund that are required to be maintained by Rule 31a-1 under the 1940 Act.

(6)    Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust. The Trust and the Investment Adviser will be responsible for all of their respective expenses and liabilities.

(7)    Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub Adviser and the Sub Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month at an annual rate of sixty one-hundredths of one percent (0.60%) of the Portfolio’s average daily net assets. Effective February 19, 2005, the Investment Adviser will pay the Sub Adviser and the Sub Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month at an annual rate of thirty one-hundredths of one percent (0.30%) of the Portfolio’s average daily net assets. The Sub-Adviser agrees to waive a portion of the sub-advisory fee equal to the percentage of the investment advisory fee waived by the Investment Adviser under the Investment Advisory Agreement between the Trust and the Investment Adviser.

If the fee payable to the Sub-Adviser pursuant to this Section 7 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Portfolio’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s Declaration of Trust (or New Declaration of Trust, as applicable) for the computation of the value of the Trust’s net assets in connection with the determination of the net asset value of the Trust’s shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

(8)    Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or fact or for any loss suffered by the Trust or the Investment Adviser in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

H-2-3

(9)    Duration and Termination. This Agreement will become effective as of the date first written above, and, unless sooner terminated as provided herein, shall continue in effect until November 30, 2005. Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months each ending on November 30th of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of the Trust, the Sub-Adviser, or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time on sixty days’ written notice, without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), by the Investment Adviser or by the Sub-Adviser. This Agreement will immediately terminate in the event of (1) its assignment, including the consummation of the Transaction (unless shareholders of the Fund have approved the continuance of this Agreement prior the consummation of the Transaction), or (2) termination of the Investment Advisory Agreement between the Trust and the Investment Adviser. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meaning of such terms in the 1940 Act.)

(10)    Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(11)    Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

The names “One Group® Mutual Funds” and “Trustees of One Group® Mutual Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated May 23, 1985, as amended and restated February 18, 1999, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “One Group® Mutual Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

H-2-4

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Banc One Investment Advisors Corporation

By:
Name:
Title:

Banc One High Yield Partners, LLC

By:
Name:
Title:

One Group Mutual Funds hereby acknowledges and agrees to the provisions of paragraph 3(e) of this Agreement.

One Group Mutual Funds

By:
Name:
Title:

H-2-5

EXHIBIT I

ONE GROUP MUTUAL FUNDS

ONE GROUP INVESTMENT TRUST

NOMINATIONS COMMITTEE CHARTER

Organization

There shall be a committee of the Boards of Trustees (the “Boards”) of the One Group Mutual Funds and One Group Investment Trust (the “Funds”) to be known as the Nominations Committee (the “Committee”). The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds (“Independent Trustees”). The Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Boards of the Funds. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

Responsibilities

The duties of the Committee are:

•	to select and nominate persons for election or appointment as Trustees including Independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards and (iii) for election by Funds shareholders at meetings called for the election of Trustees.

Nomination of Independent Trustees

After a determination by the Committee that a person should be nominated as an additional Independent Trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for an Independent Trustee position on any of the Boards, the Committee shall nominate a person for appointment by a majority of the members of the Boards to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Independent Trustees, the Committee shall nominate one or more persons for election as Independent Trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as an Independent Trustee should include (but need not be limited to):

•	upon advice of independent legal counsel to the Boards, whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;

•	the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Boards; and

•	consistency with the Investment Company Act of 1940, as amended (the “1940 Act”).

The Committee may consider recommendations from management in its evaluation process as it deems appropriate. The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

I-1

In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as a Independent Trustee.

Review of Committee and Charter

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

Maintenance of Charter

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

Effective: July 12, 2004

As amended: August 12, 2004

I-2

EXHIBIT J

ONE GROUP MUTUAL FUNDS

ONE GROUP INVESTMENT TRUST

GOVERNANCE COMMITTEE CHARTER

Organization

There shall be a committee of the Boards of Trustees (the “Boards”) of the One Group Mutual Funds and One Group Investment Trust (the “Funds”) to be known as the Governance Committee (the “Committee”). The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds (“Independent Trustees”). The Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee.. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Boards of the Funds. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

Responsibilities

The duties of the Committee are:

•	to review from time to time the compensation payable to the Independent Trustees and to make recommendations to the Boards with respect thereto;

•	to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

•	to review matters relating to independent legal counsel to the Independent Trustees and to make recommendations regarding such counsel to the Independent Trustees;

•	to consult with independent counsel for the Independent Trustees so that it may be apprised of regulatory developments affecting governance issues;

•	to review matters relating to legal counsel to the Funds and recommend the retention of such counsel to the Independent Trustees; and

•	to review from time to time shareholder correspondence to the Boards.

Review of Compensation

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other Trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Recommendations on compensation shall be based on comparisons with comparable funds and may also take into account the responsibilities and duties of the Independent and such other Trustees and the time required to perform these duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, and policies for the Independent and such other Trustees, and shall monitor any and all such policies and deferred compensation plans.

Evaluation Function

The Committee shall consider, be responsible for and implement any periodic evaluation process of the Boards and all committees of the Boards. In discharging this responsibility, the Committee may review and make recommendations with respect to Board meeting materials and continuing director education.

Review of Independent counsel

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and recommend any changes with regard to such counsel to the Independent Trustees. In discharging these duties, the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.

Shareholder Communications

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards of Trustees or specific members of the such Boards of Trustees will be

J-1

directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Trust’s Secretary, at 1111 Polaris Parkway, P.O. Box 710211, Columbus, Ohio 43271-0211 in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other Board members will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

Review of Committee and Charter

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

Maintenance of Charter

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

Effective: August 12, 2004

J-2

OGMF14A-6

OG-77362

PRELIMINARY PROXY MATERIALS—FOR SEC USE ONLY

PROXY CARD

One Group® Mutual Funds

(“One Group”)

Arizona Municipal Bond Fund

Balanced Fund

Bond Fund

Diversified Equity Fund

Diversified International Fund

Diversified Mid Cap Fund

Equity Income Fund

Equity Index Fund

Government Bond Fund

Government Money Market Fund

Health Sciences Fund

High Yield Bond Fund

Income Bond Fund

Institutional Prime Money Market Fund

Intermediate Bond Fund

Intermediate Tax-Free Bond Fund

International Equity Index Fund

Investor Balanced Fund

Investor Conservative Growth Fund

Investor Growth & Income Fund

Investor Growth Fund

Kentucky Municipal Bond Fund

Large Cap Growth Fund

Large Cap Value Fund

Louisiana Municipal Bond Fund

Market Expansion Index Fund

Market Neutral Fund

Michigan Municipal Bond Fund

Michigan Municipal Money Market Fund

Mid Cap Growth Fund

Mid Cap Value Fund

Mortgage-Backed Securities Fund

Municipal Income Fund

Municipal Money Market Fund

Ohio Municipal Bond Fund

Ohio Municipal Money Market Fund

Prime Money Market Fund

Real Estate Fund

Short-Term Bond Fund

Short-Term Municipal Bond Fund

Small Cap Growth Fund

Small Cap Value Fund

Strategic Small Cap Value Fund

Tax-Free Bond Fund

Technology Fund

Treasury & Agency Fund

Treasury Only Money Market Fund

U.S. Government Securities Money Market Fund

U.S. Treasury Securities Money Market Fund

Ultra Short-Term Bond Fund

West Virginia Municipal Bond Fund

[Form of Proxy Card]

SPECIAL MEETING OF SHAREHOLDERS

January 20, 2005

The undersigned hereby appoints Robert L. Young, Patricia A. Maleski, Scott E. Richter and Andrew P. LeChard, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (“Funds”) of One Group, as applicable, held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 9:00 a.m. Eastern Time, on January 20, 2005, at 522 Fifth Avenue, New York, New York 10036, and at any adjournment or postponement thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF ONE GROUP. The Board of Trustees recommends that you vote FOR all Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE .

Note: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. The undersigned authorizes the proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

IF YOUR ADDRESS HAS CHANGED,	DO YOU HAVE ANY COMMENTS?

PROVIDE YOUR NEW ADDRESS.

CONTROL NUMBER:

NUMBER OF SHARES HELD ON THE RECORD DATE:

Shareholder sign here	Co-Owner sign here

Print Name and Title (if applicable)	Print Name and Title (if applicable)

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

FOR		AGAINST		ABSTAIN

Proposal 1:

To approve amendments to One Group’s Declaration of Trust to (i) remove the limitation on the maximum number of Trustees on the Board of Trustees, and (ii) permit further amendments to One Group’s Declaration of Trust without the vote or consent of shareholders provided that such amendments do not adversely affect the economic value or legal rights of a shareholder;

[	]	[	]	[	]

		FOR ALL		AGAINST ALL		WITHHOLD*
Proposal 2: To elect the following thirteen (13) individuals as Trustees for One Group, who will assume office on or about February 19, 2005:		[	]	[	]	*
1. William J. Armstrong 2. Roland E. Eppley, Jr. 3. John F. Finn 4. Dr. Matthew Goldstein 5. Robert J. Higgins 6. Peter C. Marshall 7. Marilyn McCoy	8. William G. Morton, Jr. 9. Robert A. Oden, Jr. 10. Fergus Reid, III 11. Frederick W. Ruebeck 12. James J. Schonbachler 13. Leonard M. Spalding, Jr.

*	INSTRUCTION to Proposal 2: To withhold authority to vote for any individual nominee(s) write the number(s) assigned to such nominee(s) above on the line below.

	FOR		AGAINST		ABSTAIN

Proposal 3:

To approve an Agreement and Plan of Reorganization and Redomiciliation providing for the acquisition of all of the assets of each Fund (“Predecessor Fund”) by a corresponding series of JPMorgan Trust II, a newly-created Delaware statutory trust (“Successor Fund”), in exchange for shares of the Successor Fund, the assumption of all liabilities of each Predecessor Fund by the corresponding Successor Fund, and the subsequent liquidation of each Predecessor Fund;

	[	]	[	]	[	]
	FOR		AGAINST		ABSTAIN

Proposal 4:

To approve the amendment or elimination of certain fundamental investment restrictions of the Funds in order to modernize the Funds’ investment restrictions and to increase their investment flexibility:

	[	]	[	]	[	]
(4)(A)Borrowing Money
(4)(B)Investments in Commodities and Commodity Contracts
(4)(C)Investments for Purpose of Control

*	INSTRUCTION to Proposal 4: If you do not wish to approve a particular investment restriction amendment or elimination write the number(s) of the sub-proposal on the line below. If you write the number of one or two sub-proposals on the line below and do not mark any of the boxes adjacent to Proposal 4, we will vote FOR the remaining sub-proposal(s).

	FOR		AGAINST		ABSTAIN

Proposal 5:

To approve the amendment of the investment goals and concentration policy of the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund and the Investor Growth Fund to allow investment in mutual funds within the same “group of investment companies,” which for these purposes includes the JPMorgan Funds as well as One Group Funds:

	[	]	[	]	[	]
(5)(A)Investment Goals
(5)(B)Concentration Policy

*	INSTRUCTION to Proposal 5: If you do not wish to approve a particular amendment write the number(s) of the sub-proposal on the line below. If you write the number of one sub-proposal on the line below and do not mark any of the boxes adjacent to Proposal 5, we will vote FOR the remaining sub-proposal.

FOR		AGAINST		ABSTAIN

Proposal 6:

To approve a new Investment Advisory Agreement for the International Equity Index Fund, pursuant to which J.P. Morgan Investment Management Inc. would replace Banc One Investment Advisers as investment adviser to that Fund;

[	]	[	]	[	]

FOR		AGAINST		ABSTAIN

Proposal 7:

To approve continuation of the Amended and Restated Sub-Investment Advisory Agreements with Banc One High Yield Partners LLC (“BOHYP”) for the High Yield Bond Fund and Income Bond Fund in the event that there is a change in control of BOHYP prior to August 1, 2005.

[	]	[	]	[	]

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE SET FORTH IN PROPOSAL 2 AND FOR PROPOSALS 1, 3, 4, 5, 6, and 7. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting.

Or, vote by telephone. It’s fast, convenient, and immediate!

Call toll-free on a touch-tone phone. Follow these four easy steps:

1. Read the accompanying Proxy Statement.

2. Call the toll-free number (there is no charge for this call) 800-762-8449.

3. Enter your control number located on your Proxy Card.

4. Follow the recorded instructions.

Or, vote by internet. it’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement.

2. Go to the website; http://www.proxyweb.com.

3. Enter your control number located on your Proxy Card.

4. Follow the instructions provided.

Your vote is important! Call or visit the website anytime!

Do not return your Proxy Card if you are voting by telephone or internet.

Detach card